                                     [LOGO]
                                   MACK-CALI
                               Realty Corporation

                               FIRST QUARTER 2001

                   Supplemental Operating and Financial Data

   This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                     INDEX
                                     -----
                                                                          PAGE/S
                                                                          ------
I. COMPANY BACKGROUND
o   About the Company/Other Corporate Data.....................................5
o   Board of Directors/Executive Officers......................................6
o   Equity Research Coverage/Company Contact Information.......................7

II. FINANCIAL HIGHLIGHTS
o   Quarterly Summary..........................................................9
o   Property Sales..........................................................9-10
o   Acquisitions/Development..................................................10
o   Financing Activities/Leasing Information..................................11
o   Key Financial Data........................................................12
o   Same-Store Results and Analysis...........................................13
o   Unconsolidated Joint Ventures Summary..................................14-16
o   Select Financial Ratios...................................................17
o   Debt Analysis:
    o   Debt Breakdown/Future Repayments......................................18
    o   Debt Maturities.......................................................19
    o   Debt Detail...........................................................20

III. FINANCIAL STATEMENTS
o   Consolidated Statements of Operations.....................................22
o   Consolidated Balance Sheets...............................................23
o   Consolidated Statement of Changes in Stockholders' Equity.................24
o   Statements of Funds from Operations and Cash Available for
      Distribution............................................................25
o   Reconciliation of Basic-to-Diluted Shares/Units...........................26

IV. VALUE CREATION PIPELINE
o   Operating Property Acquisitions ..........................................28
o   Properties Placed in Service..............................................29
o   Acquisition Property Profiles..........................................30-31
o   Summary of Construction Projects/Summary of Development Properties
      in Lease-Up.............................................................32
o   Summary of Land Parcels...................................................33
o   Rental Property Sales.....................................................34

V. PORTFOLIO/ LEASING STATISTICS
o   Leasing Statistics.....................................................36-38
o   Market Diversification (25 MSA's).........................................39
o   Industry Diversification (Top 30 Tenant Industries).......................40
o   Consolidated Portfolio Analyses:
        Breakdowns by:
        (a) Number of Properties..............................................41
        (b) Square Footage....................................................42
        (c) Base Rental Revenue...............................................43
        (d) Percentage Leased.................................................44
o   Consolidated Property Listing (by Property Type).......................45-56
o   Significant Tenants (Top 20 Tenants)......................................57
o   Schedules of Lease Expirations (by Property Type)......................58-61


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

Estimates of future Funds From Operations per share are by definition, and certain other matters discussed in this literature may constitute, forward-looking statements within the meaning of the Federal Securities law. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office, office/flex and industrial/warehouse properties; interest rate levels; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K, and annual reports on Form 10-K.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                             I. COMPANY BACKGROUND


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                             I. COMPANY BACKGROUND

                               About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.6 billion at March 31, 2001. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly traded REIT since 1994. Mack-Cali owns or has interests in 268 properties, primarily class A office and office/flex buildings, totaling approximately 28.6 million square feet, serving as home to over 2,400 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 9.1 million square feet of additional commercial space.

                                    History

Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company trading on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry--most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company--Mack-Cali has become one of the leading real estate companies in the country.

                                    Strategy

Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast, with a presence in California.

                                    Summary
                             (as of March 31, 2001)

       Corporate Headquarters            Cranford, New Jersey
       Fiscal Year End                   12/31
       Total Properties                  268
       Total Square Feet                 28.6 million square feet
       Geographic Diversity              11 states and the District of Columbia
       New Jersey Presence               13.9 million square feet
       Northeast Presence                22.0 million square feet
       Common Shares and
            Units Outstanding            71.3 million
       Dividend-- Quarter/Annualized     $0.61/$2.44
       Dividend Yield                    9.0%
       Total Market Capitalization       $3.6 billion
       Insider Ownership                 17.5%
       Senior Debt Rating                BBB (S&P and Fitch);
                                           Baa3 (Moody's)


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                               Board of Directors

    William L. Mack, Chairman of the Board

    John J. Cali, Chairman Emeritus               Earle I. Mack

    Brendan T. Byrne                              Alan G. Philibosian

    John R. Cali                                  Irvin D. Reid

    Nathan Gantcher                               Vincent Tese

    Martin D. Gruss                               Robert F. Weinberg

    Mitchell E. Hersh                             Roy J. Zuckerberg

                               Executive Officers

    Mitchell E. Hersh, Chief Executive Officer

    Timothy M. Jones, President

    Barry Lefkowitz, Executive Vice President and Chief Financial Officer

    Roger W. Thomas, Executive Vice President, General Counsel and Secretary

    Michael A. Grossman, Executive Vice President


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                            Equity Research Coverage

      Banc of America Securities                Goldman Sachs
      Lee T. Schalop/ Alexis Hughes             James Kammert
      (212) 847-5677/ (212) 847-5705            (212) 855-0670

      Bear, Stearns & Co., Inc.                 Green Street Advisors
      Ross Smotrich                             James Sullivan
      (212) 272-8046                            (949) 640-8780

      CS First Boston                           Lehman Brothers
      Lawrence Raiman                           David Shulman/ Stuart Axelrod
      (212) 538-2380                            (212) 526-3413/ (212) 526-3410

      Deutsche Banc Alex. Brown                 Merrill Lynch
      Louis Taylor                              Rahul Bhattacharjee/ Steve Sakwa
      (212) 469-4912                            (212) 449-1920/ (212) 449-0335

      Dresdner Kleinwort Benson                 Morgan Stanley Dean Witter
      Sheila McGrath                            Greg Whyte
      (212) 429-3442                            (212) 761-6331

      First Union                               Salomon Smith Barney
      Christopher Haley                         Jonathan Litt/ Gary Boston
      (443) 263-6773                            (212) 816-0231/ (212) 816-1383

                          Company Contact Information

      Mack-Cali Realty Corporation
      Investor Relations Department
      11 Commerce Drive
      Cranford, New Jersey 07016-3599
      Phone: (908) 272-8000  Web:    www.mack-cali.com
      Fax:   (908) 272-6755  E-mail: investorrelations@mack-cali.com


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                            II. FINANCIAL HIGHLIGHTS


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                            II. Financial Highlights

                               Quarterly Summary

FFO, after adjustment for straight-lining of rents and non-recurring charges, for the quarter ended March 31, 2001 amounted to $63.7 million, or $0.89 per share, versus $66.1 million, or $0.90 per share, for the quarter ended March 31, 2000, a per share decrease of 1.1 percent. Included in first quarter 2000 FFO was a gain on sale of land of $2.2 million, or $0.03 per share. Excluding such gain, FFO per share for first quarter 2001 increased by 2.3 percent over the same period in 2000.

Cash available for distribution (CAD) for the first quarter 2001 equaled $55.5 million, or $0.78 per share, versus $55.4 million, or $0.76 per share, for the same quarter last year, an increase of 2.6 percent on a per share basis. Excluding the first quarter 2000 gain on sale of land, CAD per share for first quarter 2001 increased by 6.8 percent.

Total revenues for the first quarter 2001 increased 2.4 percent to $146.5 million from $143.0 million for the same quarter last year.

Income from operations before minority interest in Operating Partnership for the first quarter 2001 equaled $43.5 million, or $0.61 per share, versus $43.3 million, or $0.59 per share, for the same quarter last year, a per share increase of 3.4 percent. Income from operations before minority interest in Operating Partnership excludes realized and unrealized gain/loss on disposition of rental property and non-recurring charges.

All per share amounts presented are on a diluted basis; basic per share information is included in the accompanying financial tables.

The Company had 56,961,704 shares of common stock, 7,957,525 common operating partnership units and 220,340 $1,000-face-value preferred operating partnership units outstanding at quarter end. The outstanding preferred units are convertible into 6,359,019 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,278,248 shares/common units outstanding at March 31, 2001.

As of March 31, 2001, the Company had total indebtedness of approximately $1.66 billion, with a weighted average annual interest rate of 7.32 percent. Mack-Cali's total market capitalization was $3.6 billion at March 31, 2001. The Company had a debt-to-undepreciated assets ratio of 41.4 percent. The Company had an interest coverage ratio of 3.4 times for the quarter ended March 31, 2001.

The Company continues to focus its efforts on its strategy of selling assets in its non-core markets and using the proceeds to enhance its presence in the Northeast and Mid-Atlantic regions.

                                 Property Sales

Progress continued during the quarter on the Company's disposition program. The Company is currently in active contract negotiations on several of its Southwest properties, primarily those located in Houston and San Antonio.

The Company continued its marketing efforts for the sale of its Dallas and Colorado portfolios. Insignia/ESG Capital Advisors, Inc. has been named as the exclusive agent for the disposition of the Dallas portfolio. Cushman and Wakefield has been retained to sell the Colorado assets.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

In April, the Company sold the north pier at its Harborside Financial Center in Jersey City, New Jersey for $3.8 million and a residual economic interest in the project to EQR-Lincoln North Pier L.L.C. EQR-Lincoln plans to build a 300-unit luxury residential complex on the north pier.

                                  Acquisitions

During the quarter, the Company acquired two fully leased office/flex properties located in Moorestown, New Jersey for approximately $7.1 million. The two buildings, 31 Twosome Drive and 41 Twosome Drive, total 127,250 square feet.

In April, the Company acquired two additional class A office buildings located in the Mack-Cali Business Campus in Parsippany, New Jersey for approximately $48 million. Maple Plaza I and II, located at 4 and 6 Campus Drive, total 295,800 square feet. The properties are 92.6 percent leased to leading tenants such as Nabisco, Prudential Insurance and ExxonMobil.

                                  Development

During the first quarter, the Company successfully completed and delivered the following properties:

-- The 220,000 square-foot class A office property at 105 Eisenhower Parkway in Roseland, New Jersey. Arthur Andersen, a long-time Mack-Cali tenant, has leased 50 percent of the building.

-- The 185,254 square-foot, Class A office property located in the Denver
    Tech Center in Denver, Colorado. The building is 62 percent leased to URS Greiner Woodward Clyde.

Progress continues on three of the Company's newest development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, as follows:

-- Plaza 10, a 19-story 575,000 square-foot Class A office building, which is completely pre-leased to Charles Schwab & Company, Inc., will be the site of its newly expanded East Coast regional headquarters, and is expected to be completed in late 2002.

-- Plaza 5, a 34-story, 980,000 square-foot Class A office tower with a
    1,270-car parking garage pedestal is under construction and due to be completed by the end of 2002. The Company has signed leases for approximately 174,000 square feet with exciting prospects for more than the remaining space in the building.

-- Hyatt Regency South Pier Hotel is a 350-room luxury hotel that is being built on the south pier of Harborside through a joint venture with Hyatt. Completion of this project is anticipated in the third quarter 2002.

Additionally, continuing its commitment to accommodating tenants' expansion requirements, the Company constructed a 31,000 square-foot addition to its 206,274 square-foot office building at 600 Community Drive in Manhasset, New York for the benefit of CMP Media, Inc., which occupies the entire building.

================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                              Financing Activities

During the quarter, the Company issued $300 million of 7.75 percent, 10-year unsecured notes. Net proceeds from the issuance were used primarily to pay down outstanding borrowings on the Company's credit facilities.

Since the September 2000 increased authorization to the Company's Share Repurchase Program to $150 million, the Company has purchased 2.2 million shares of its outstanding common stock at an aggregate cost of approximately $59.1 million.

                              Leasing Information

Mack-Cali's consolidated in-service portfolio was 96.4 percent leased at March 31, 2001, compared to 96.8 percent at December 31, 2000.

For the quarter ended March 31, 2001, the Company executed 163 leases totaling 791,629 square feet, consisting of 619,182 square feet of office space, 169,447 square feet of office/flex space and 3,000 square feet of industrial/warehouse space. Of these totals, 244,606 square feet were for new leases and 547,023 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter's leasing transactions included:

-- Group 1 Software, a marketing and software company established in 1981, signed expansion and extension leases through 2015 for headquarters space totaling 68,573 square feet at the East Point office property in Lanham, Maryland.

-- Trigen Energy Corporation, an energy management firm, signed a new 10-year lease for 36,789 square feet for its headquarters at 3 Barker Avenue in White Plains, New York.

-- Fujitsu Network Communications, a designer and manufacturer of fiber-optic transmission and broadband switching platforms and a subsidiary of Fujitsu Limited, leased the entire 15,220 square-foot building at 350 Executive Boulevard in Elmsford, New York for seven years.

-- Turner Investment Partners, an investment advisory firm, signed new and renewal leases for 33,767 square feet for its company headquarters at Westlakes Office Park in Berwyn, Pennsylvania for an average of five years.

-- A.C. Nielsen Company, a market research, information and analysis firm, signed a new lease for 23,400 square feet of space for six years at 650 From Road in Paramus, New Jersey.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                               Key Financial Data

                      As of or for the three months ended
================================================================================

                                              3/31/01         12/31/00         9/30/00         6/30/00         3/31/00
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Shares and Units:
Common Shares Outstanding                  56,961,704       56,980,893      58,698,648      58,782,808      58,489,135
Common Units Outstanding (a)               14,316,544       14,322,744      14,431,329      14,515,086      14,734,548
Combined Shares and Units                  71,278,248       71,303,637      73,129,977      73,297,894      73,223,683
Weighted Average- Basic (b)                64,767,293       65,772,459      66,728,711      66,626,649      66,428,219
Weighted Average- Diluted (c)              71,353,163       72,440,367      73,353,028      73,283,803      73,191,200

Common Share Price ($'s):
At the end of the period                      27.0000          28.5625         28.1875         25.6875         25.5000
High during period                            28.5000          28.8750         28.6250         28.4375         26.6250
Low during period                             25.4900          25.7500         25.0625         24.4375         22.7500

Market Capitalization:
($'s in thousands except ratios)
Market Value of Equity (d)                  1,924,513        2,038,535       2,063,276       1,882,840       1,951,701
Total Debt                                  1,662,184        1,628,512       1,534,327       1,487,277       1,528,503
Total Market Capitalization                 3,586,697        3,667,047       3,597,603       3,370,117       3,480,204
Total Debt/ Total Market
  Capitalization                               46.34%           44.41%          42.65%          44.13%          43.92%

Financials:
($'s in thousands except ratios and
   per share amounts)
Total Assets                                3,681,059        3,676,977       3,646,162       3,628,104       3,650,756
Gross Book Value of Real Estate Assets      3,711,631        3,704,354       3,673,913       3,654,866       3,692,714
Total Liabilities                           1,803,524        1,774,239       1,693,230       1,654,629       1,665,703
Total Minority Interests                      444,848          449,448         453,164         455,645         539,214
Total Stockholders' Equity                  1,432,687        1,453,290       1,499,768       1,517,830       1,445,839
Total Revenues                                146,506          143,903         143,382         145,889         142,979
Capitalized Interest                            3,350            4,042           3,293           2,335           1,854
Scheduled Principal Payments                      756              772             685             723             880
Interest Coverage Ratio                          3.38             3.50            3.65            3.71            3.66
Fixed Charge Coverage Ratio                      2.63             2.62            2.79            2.71            2.75
Funds from Operations (e)                      63,723           64,535          64,984          66,433          66,119
FFO per Share--diluted (e)                       0.89             0.89            0.89            0.91            0.90
Cash Avail. For Distribution (f)               55,485           51,248          53,591          54,119          55,363
CAD per Share--diluted (f)                       0.78             0.71            0.73            0.74            0.76
Dividends Declared per Share                     0.61             0.61            0.61            0.58            0.58
FFO Payout Ratio--diluted (e)                  68.30%           68.47%          68.86%          63.98%          64.20%
CAD Payout Ratio--diluted (f)                  78.45%           86.23%          83.49%          78.54%          76.68%

Portfolio Size:
Properties                                        268              267             268             266             266
Total Square Footage                       28,644,723       28,215,060      28,532,779      28,411,314      28,990,497
Sq. Ft. Leased at End of Period (g)             96.4%            96.8%           96.7%           96.9%           96.7%

--------------------------------------------------------------------------------

(a)   Includes preferred units on a converted basis into common units.
(b) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d) Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e) Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(f) Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.
(g) Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                        Same Store Results and Analysis
                             (dollars in thousands)

================================================================================

                                                For the three months ended
                                                         March 31
                                               2001                      2000                Change               % Change
------------------------------------------------------------------------------------------------------------------------------------
Property Revenues                            $134,465                  $128,900              $5,565                    4.3
Less: Straight-line rent adjustment           (3,130)                   (2,353)               (777)                   33.0
                                          --------------------------------------------------------------------------------
Total Property Revenues                       131,335                   126,547               4,788                    3.8
  (excluding straight-line rent
  adjustment)

Real Estate Taxes                              14,362                    14,022                 340                    2.4
Utilities                                      11,163                    10,061               1,102                   11.0
Operating Services                             16,436                    15,991                 445                    2.8
                                          --------------------------------------------------------------------------------
Total Property Expenses:                       41,961                    40,074               1,887                    4.7

Net Operating Income                         $ 89,374                  $ 86,473              $2,901                    3.4
                                          ================================================================================

Percentage Leased at
  Period End                                    96.6%                     96.6%
                                          =====================================

Total Properties:                                 248

Total Square Footage:                      25,624,265


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                     Unconsolidated Joint Ventures Summary
                             (dollars in thousands)

                   Breakdown of Unconsolidated Joint Ventures

================================================================================

                                                                                                                     Company's
                                                              Number of                         Percent    Square    Effective
Joint Venture Name                      Property              Buildings        Location         Leased      Feet     Ownership %
------------------------------------------------------------------------------------------------------------------------------------
Office Properties:
Pru-Beta 3                      Nine Campus Drive                 1       Parsippany, NJ         100.0%   156,495      50.0%
HPMC                            Continental Grand II              1       El Segundo, CA         100.0%   239,085      50.0%
HPMC                            Lava Ridge                        3       Roseville, CA           95.6%   183,200      50.0%
HPMC                            Stadium Gateway                   1       Anaheim, CA             32.0%   261,554      32.5%
G&G Martco                      Convention Plaza                  1       San Francisco, CA      100.0%   305,618      50.0%
Ashford Loop Associates, LP     1001 South Dairy Ashford          1       Houston, TX             98.8%   130,000      20.0%
Ashford Loop Associates, LP     2100 West Loop South              1       Houston, TX             91.8%   168,000      20.0%

Office/Flex Properties:
Ramland Realty Associates,
  L.L.C.                        One Ramland Road                  1       Orangeburg, NY          80.6%   232,000      50.0%

Multi-Use:
HPMC                            Pacific Plaza                     2       Daly City, CA           59.7%   471,379      32.5%
American Financial Exchange
  L.L.C.                        Parking Lot (a)                  --       Jersey City, NJ           n/a       n/a      50.0%
====================================================================================================================================


(a) The joint venture has commenced construction on a 575,000 square-foot office building on a portion of this land.


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                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                      Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2001 and December 31, 2000:

                                                                                    March 31, 2001
                                                ------------------------------------------------------------------------------------
                                                                                            American
                                                                                    G&G    Financial      Ramland      Ashford
                                                  Pru-Beta 3         HPMC        Martco     Exchange       Realty         Loop
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Rental property, net                              $20,568      $65,607      $ 10,359      $31,724      $18,730      $37,788
   Other assets                                        1,756       29,266         3,020        3,076        4,513          535
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                      $22,324      $94,873      $ 13,379      $34,800      $23,243      $38,323
====================================================================================================================================
Liabilities and partners'/members' capital:
   Mortgages and loans payable                       $    --      $54,401      $ 50,000      $    --      $16,492      $    --
   Other liabilities                                     122        2,362         1,691       10,312          213          499
   Partners'/members' capital                         22,202       38,110       (38,312)      24,488        6,538       37,824
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                        $22,324      $94,873      $ 13,379      $34,800      $23,243      $38,323
====================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                                    $15,502      $36,727      $  3,809      $25,500      $ 2,841      $ 7,913
------------------------------------------------------------------------------------------------------------------------------------

                                                                            March 31, 2001
                                                ----------------------------------------------------------------

                                                                    MC-SJP Morris     Harborside       Combined
                                                          ARCap            Realty     South Pier          Total
----------------------------------------------------------------------------------------------------------------
Assets:
   Rental property, net                                $     --           $17,271        $22,270       $224,317
   Other assets                                         426,230                96             --        468,492
----------------------------------------------------------------------------------------------------------------
   Total assets                                        $426,230           $17,367        $22,270       $692,809
================================================================================================================
Liabilities and partners'/members' capital:
   Mortgages and loans payable                         $210,000           $16,028         $7,762       $354,683
   Other liabilities                                        755                --          4,353         20,307
   Partners'/members' capital                           215,475             1,339         10,155        317,819
----------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                          $426,230           $17,367        $22,270       $692,809
================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                                      $ 19,759           $   173        $ 5,165       $117,389
----------------------------------------------------------------------------------------------------------------


                                                                                 December 31, 2000
                                               -------------------------------------------------------------------------------------
                                                                                            American
                                                                                    G&G    Financial      Ramland      Ashford
                                                  Pru-Beta 3         HPMC        Martco     Exchange       Realty         Loop
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Rental property, net                              $20,810     $ 78,119      $ 10,589      $12,546      $18,947      $37,665
   Other assets                                        2,737       27,082         2,508       11,851        4,755          849
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                      $23,547     $105,201      $ 13,097      $24,397      $23,702      $38,514
====================================================================================================================================
Liabilities and partners'/members' capital:
   Mortgages and loans payable                       $    --     $ 63,486      $ 50,000      $    --      $16,666      $    --
   Other liabilities                                     160        5,035         1,368        9,400          522        1,005
   Partners'/members' capital                         23,387       36,680       (38,271)      14,997        6,514       37,509
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                        $23,547     $105,201      $ 13,097      $24,397      $23,702      $38,514
====================================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                                    $16,110     $ 35,079      $  3,973      $15,809      $ 2,782      $ 7,874
------------------------------------------------------------------------------------------------------------------------------------

                                                                          December 31, 2000
                                                   --------------------------------------------------------------

                                                                     MC-SJP Morris     Harborside       Combined
                                                           ARCap            Realty     South Pier          Total
-----------------------------------------------------------------------------------------------------------------
Assets:
   Rental property, net                                 $     --                --             --       $178,676
   Other assets                                          310,342                --             --        360,124
-----------------------------------------------------------------------------------------------------------------
   Total assets                                         $310,342                --             --       $538,800
=================================================================================================================
Liabilities and partners'/members' capital:
   Mortgages and loans payable                          $129,562                --             --       $259,714
   Other liabilities                                       3,750                --             --         21,240
   Partners'/members' capital                            177,030                --             --        257,846
-----------------------------------------------------------------------------------------------------------------
   Total liabilities and
   partners'/members' capital                           $310,342                --             --       $538,800
=================================================================================================================
Company's net investment
   in unconsolidated
   joint ventures                                       $ 19,811                --             --       $101,438
-----------------------------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2001 and 2000:

                                                                    Three Months Ended March 31, 2001
                                   -------------------------------------------------------------------------------------------------
                                                                           American
                                                                      G&G  Financial        Ramland          Ashford
                                     Pru-Beta 3          HPMC      Martco   Exchange         Realty             Loop          ARCap
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                           $1,254       $ 5,512      $2,722       $221          $ 969           $1,575       $ 19,354
Operating and other expenses               (413)         (729)       (806)       (34)          (344)            (718)        (1,841)
Depreciation and amortization              (294)       (1,823)       (389)       (15)          (246)            (231)            --
Interest expense                             --        (1,376)       (985)        --           (355)              --         (3,014)
------------------------------------------------------------------------------------------------------------------------------------
Net income                               $  547       $ 1,584       $ 542       $172           $ 24            $ 626       $ 14,499
====================================================================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                        $  258       $ 2,152       $ 171       $172           $ 59             $ 97       $    500
------------------------------------------------------------------------------------------------------------------------------------

                                                 Three Months Ended March 31, 2001
                                    -------------------------------------------------------

                                               MC-SJP      Harborside         Combined
                                        Morris Realty      South Pier            Total
-------------------------------------------------------------------------------------------
Total revenues                                    --              --           $31,607
Operating and other expenses                      --              --            (4,885)
Depreciation and amortization                     --              --            (2,998)
Interest expense                                  --              --            (5,730)
-------------------------------------------------------------------------------------------
Net income                                        --              --           $17,994
===========================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                                 --              --           $ 3,409
-------------------------------------------------------------------------------------------


                                                               Three Months Ended March 31, 2000
                                 ---------------------------------------------------------------------------------------------------
                                                                            American
                                                                      G&G  Financial        Ramland          Ashford
                                     Pru-Beta 3          HPM       Martco   Exchange         Realty             Loop          ARCap
------------------------------------------------------------------------------------------------------------------------------------
Total revenues                           $1,234       $ 1,056      $2,712       $250          $ 978           $1,363       $  6,544
Operating and other expenses               (418)         (174)       (760)       (31)          (317)            (630)          (571)
Depreciation and amortization              (306)         (341)       (426)       (13)          (241)            (193)            --
Interest expense                             --          (327)       (875)        --           (369)              --           (769)
------------------------------------------------------------------------------------------------------------------------------------
Net income                                $ 510       $   214      $  651       $206          $  51           $  540       $  5,204
====================================================================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                         $ 216       $    --      $  169       $206          $  25           $  121       $    400
------------------------------------------------------------------------------------------------------------------------------------

                                                     Three Months Ended March 31, 2000
                                   -----------------------------------------------------------

                                                  MC-SJP     Harborside          Combined
                                           Morris Realty     South Pier             Total
-------------------------------------------------------------------------- -------------------
Total revenues                                       --              --         $  14,137
Operating and other expenses                         --              --            (2,901)
Depreciation and amortization                        --              --            (1,520)
Interest expense                                     --              --            (2,340)
----------------------------------------------------------------------------------------------
Net income                                           --              --         $   7,376
==============================================================================================
Company's equity in earnings
   of unconsolidated
   joint ventures                                    --              --         $   1,137
----------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                            Select Financial Ratios

================================================================================
Ratios Computed For Industry Comparisons:                 March 31,
                                                   2001                2000
--------------------------------------------------------------------------------
Financial Position Ratios:
Total Debt/ Total Book                            45.16%             41.87%
   Capitalization Ratio
   (Book value) (%)

Total Debt/ Total Market
   Capitalization Ratio
   (Market value) (%)                             46.34%             43.92%

Total Debt/ Total Undepreciated
   Assets (%)                                     41.43%             38.91%

Secured Debt/ Total Undepreciated
   Assets (%)                                     11.98%             13.48%

--------------------------------------------------------------------------------

================================================================================
                                                     Three Months Ended
                                                          March 31,
                                                  2001               2000
--------------------------------------------------------------------------------
Operational Ratios:
Interest Coverage Ratio
   (Funds from Operations+Interest
    Expense)/Interest Expense (x)                 3.38               3.66

Debt Service Coverage Ratio
   (Funds from Operations +
   Interest Expense)/(Interest Expense
   + Principal Amort.) (x)                        3.29               3.55

Fixed Charge Coverage Ratio
   (Funds from Operations +
   Interest Expense)/(Interest Expense
   + Capitalized Interest+Pref. Div.
   +Prin. Amort.+Ground Lease
   Payments)(x)                                   2.63               2.75

FFO Payout Ratio
   (Dividends Declared/Funds from
   Operations (%))                              68.30%             64.20%

CAD Payout Ratio
   (Dividends Declared/ Cash
   Available for Distribution (%))              78.45%             76.68%
================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                 Debt Analysis
                             (as of March 31, 2001)

                                 Debt Breakdown
                             (dollars in thousands)

----------------------------------------------------------------------------------------------------------
                                                                   Weighted Average     Weighted Average
                                        Balance      % of Total      Interest Rate      Maturity in Years
----------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt              $  448,529          26.98%          7.26%                4.33
Fixed Rate Unsecured Notes            1,096,477          65.97%          7.51%                6.25
Variable Rate Secured Debt               32,178           1.94%          5.61%                7.83
Variable Rate Unsecured Debt             85,000           5.11%          5.81%                2.23
----------------------------------------------------------------------------------------------------------

Totals/Weighted Average:             $1,662,184         100.00%          7.32%                5.56
==========================================================================================================

                               Future Repayments
                             (dollars in thousands)

------------------------------------------------------------------------------------------------------------------------------------
                                         Scheduled                                            Weighted Average Interest Rate of
Period                                Amortization              Maturities         Total           Future Repayments (a)
------------------------------------------------------------------------------------------------------------------------------------
April through December 2001                $ 2,323              $    4,211    $    6,534                    8.28%
2002                                         3,260                       0         3,260                   10.27%
2003                                         3,407                 277,094       280,501                    6.85%
2004                                         2,247                 309,863       312,110                    7.34%
2005                                         1,420                 253,178       254,598                    7.14%
2006                                         (186)                 150,000       149,814                    7.12%
2007                                         (350)                   9,364         9,014                    7.02%
2008                                         (408)                       0         (408)                    7.67%
2009                                         (222)                 332,178       331,956                    7.30%
2010                                         (173)                  15,000        14,827                    7.95%
2011                                          (22)                 300,000       299,978                    7.92%
------------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average:                   $11,296              $1,650,888    $1,662,184                    7.32%
====================================================================================================================================

(a) Assumes weighted average LIBOR at March 31, 2001 of 5.01 percent in calculating revolving credit facility and other variable rate debt interest rates.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Debt Maturities
                             (dollars in thousands)

-------------------------------------------------------------------------------------------------------------------------------
                                    2001       2002        2003         2004         2005        2006         2007       2008
-------------------------------------------------------------------------------------------------------------------------------
Secured Debt:
101 & 225 Executive Dr            $2,115
Mack-Cali
  Morris Plains                    2,096
Mack-Cali Willowbrook                                   $ 6,811
400 Chestnut Ridge                                                  $  9,863
Mack-Cali Centre VI                                                              $ 35,000
Prudential Portfolio                                                              150,000
Mack-Cali
  Bridgewater I                                                                    23,000
Mack-Cali
  Woodbridge II                                                                    17,500
Mack-Cali Short Hills                                                              22,089
500 West Putnam Ave                                                                 5,589
Harborside Financial
   Center- Plaza 1                                                                           $ 74,642
Harborside Financial
   Center- Plazas 2 & 3                                                                        75,358
Mack-Cali Airport                                                                                           $9,364
Kemble Plaza I
-------------------------------------------------------------------------------------------------------------------------------
Total Secured Debt:               $4,211         --     $ 6,811     $  9,863     $253,178    $150,000       $9,364         --
===============================================================================================================================

Unsecured Debt:
Unsecured credit facility                               $85,000
  7.180% unsecured notes
   due 12/03                                            185,283
  7.000% unsecured notes
   due 3/04                                                         $300,000
  7.250% unsecured notes
   due 3/09
  7.835% unsecured notes
   due 12/10
  7.750% unsecured notes
   due 2/11
-------------------------------------------------------------------------------------------------------------------------------
Total Unsecured Debt:                 --         --    $270,283     $300,000           --          --           --         --
===============================================================================================================================

===============================================================================================================================
Total Debt:                       $4,211         --    $277,094     $309,863     $253,178    $150,000       $9,364         --
===============================================================================================================================

-----------------------------------------------------------------------------------
                                       2009         2010        2011        TOTALS
-----------------------------------------------------------------------------------
Secured Debt:
101 & 225 Executive Dr                                                  $   2,115
Mack-Cali
  Morris Plains                                                              2,096
Mack-Cali Willowbrook                                                        6,811
400 Chestnut Ridge                                                           9,863
Mack-Cali Centre VI                                                         35,000
Prudential Portfolio                                                       150,000
Mack-Cali
  Bridgewater I                                                             23,000
Mack-Cali
  Woodbridge II                                                             17,500
Mack-Cali Short Hills                                                       22,089
500 West Putnam Ave                                                          5,589
Harborside Financial
   Center- Plaza 1                                                          74,642
Harborside Financial
   Center- Plazas 2 & 3                                                     75,358
Mack-Cali Airport                                                            9,364
Kemble Plaza I                     $ 32,178                                 32,178
-----------------------------------------------------------------------------------
Total Secured Debt:                $ 32,178           --                $  465,605
===================================================================================

Unsecured Debt:
Unsecured credit facility                                                 $ 85,000
  7.180% unsecured notes
   due 12/03                                                               185,283
  7.000% unsecured notes
   due 3/04                                                                300,000
  7.250% unsecured notes
   due 3/09                        $300,000                                300,000
  7.835% unsecured notes
   due 12/10                                     $15,000                    15,000
  7.750% unsecured notes
   due 2/11                                                 $300,000       300,000
-----------------------------------------------------------------------------------
Total Unsecured Debt:              $300,000      $15,000    $300,000    $1,185,283
===================================================================================

===================================================================================
Total Debt:                        $332,178      $15,000    $300,000    $1,650,888
===================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                  Debt Detail
                             (dollars in thousands)

                                                                                                 Principal Balance at
                                                                           Effective             --------------------
                                                                           Interest             March 31,  December 31,     Date of
Property Name                         Lender                                 Rate                    2001          2000    Maturity
------------------------------------------------------------------------------------------------------------------------------------
Senior Unsecured Notes: (a)
7.180% Senior Unsecured Notes          n/a                                  7.23%              $  185,283    $  185,283    12/31/03
7.000% Senior Unsecured Notes          n/a                                  7.27%                 299,764       299,744    03/15/04
7.250% Senior Unsecured Notes          n/a                                  7.49%                 298,131       298,072    03/15/09
7.835% Senior Unsecured Notes          n/a                                  7.95%                  15,000        15,000    12/15/10
7.750% Senior Unsecured Notes          n/a                                  7.93%                 298,299            --    02/15/11
------------------------------------------------------------------------------------------------------------------------------------
Total Senior Unsecured Notes:                                                                  $1,096,477    $  798,099
------------------------------------------------------------------------------------------------------------------------------------

Revolving Credit Facilities:
2000 Unsecured Facility (b)            24 Lenders                     LIBOR+ 80 basis points   $   85,000    $  348,840    06/22/03
Prudential Facility (c)                Prudential Securities          LIBOR+110 basis points           --            --    06/29/01
------------------------------------------------------------------------------------------------------------------------------------
Total Revolving Credit Facilities:                                                             $   85,000    $  348,840
------------------------------------------------------------------------------------------------------------------------------------

Property Mortgages:
101 & 225 Executive Drive              Sun Life Assurance Co.               6.27%              $    2,148    $    2,198    06/01/01
Mack-Cali Morris Plains                Corestates Bank                      7.51%                   2,151         2,169    12/31/01
Mack-Cali Willowbrook                  CIGNA                                8.67%                   9,251         9,460    10/01/03
400 Chestnut Ridge                     Prudential Insurance Co.             9.44%                  13,361        13,588    07/01/04
Mack-Cali Centre VI                    Principal Life Insurance Co.         6.87%                  35,000        35,000    04/01/05
Various (d)                            Prudential Insurance Co.             7.10%                 150,000       150,000    05/15/05
Mack-Cali Bridgewater I                New York Life Ins. Co.               7.00%                  23,000        23,000    09/10/05
Mack-Cali Woodbridge II                New York Life Ins. Co.               7.50%                  17,500        17,500    09/10/05
Mack-Cali Short Hills                  Prudential Insurance Co.             7.74%                  25,743        25,911    10/01/05
500 West Putnam Avenue                 New York Life Ins. Co.               6.52%                   9,875        10,069    10/10/05
Harborside - Plaza 1                   U.S. West Pension Trust              5.61%                  55,247        54,370    01/01/06
Harborside - Plazas 2 and 3            Northwestern/Principal               7.32%                  94,753        95,630    01/01/06
Mack-Cali Airport                      Allstate Life Insurance Co.          7.05%                  10,500        10,500    04/01/07
Kemble Plaza I                         Mitsubishi Tr & Bk Co.         LIBOR+0.65%                  32,178        32,178    01/31/09
------------------------------------------------------------------------------------------------------------------------------------
Total Property Mortgages:                                                                      $  480,707    $  481,573
------------------------------------------------------------------------------------------------------------------------------------

Total Debt:                                                                                    $1,662,184    $1,628,512
====================================================================================================================================

(a) Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.
(b)   Total borrowing capacity under this facility is $800.0 million.
(c)   Total borrowing capacity under this facility is $100.0 million.
(d) The Company has the option to convert the mortgage loan, which is secured by 11 properties, to unsecured debt.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                           III. FINANCIAL STATEMENTS


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                           III. FINANCIAL STATEMENTS

                 Mack-Cali Realty Corporation and Subsidiaries
                     Consolidated Statements of Operations
                    (in thousands, except per share amounts)

================================================================================

                                                                                          Three Months Ended
                                                                                              March 31,
Revenues                                                                               2001              2000
----------------------------------------------------------------------------------------------------------------
Base rents                                                                          $125,376           $121,598
Escalations and recoveries from tenants                                               14,762             16,668
Parking and other                                                                      2,346              3,322
Equity in earnings of unconsolidated joint ventures                                    3,409              1,137
Interest income                                                                          613                254
----------------------------------------------------------------------------------------------------------------
      Total revenues                                                                 146,506            142,979
----------------------------------------------------------------------------------------------------------------

Expenses
----------------------------------------------------------------------------------------------------------------
Real estate taxes                                                                     15,287             14,704
Utilities                                                                             11,956             10,379
Operating services                                                                    17,879             17,742
General and administrative                                                             6,010              6,113
Depreciation and amortization                                                         23,484             22,182
Interest expense                                                                      28,365             26,426
----------------------------------------------------------------------------------------------------------------
      Total expenses                                                                 102,981             97,546
----------------------------------------------------------------------------------------------------------------
Income from operations before minority interests                                      43,525             45,433
Minority interest in partially-owned properties                                           --             (2,090)
----------------------------------------------------------------------------------------------------------------
Income from operations before minority interest in Operating Partnership              43,525             43,343
Minority interest in Operating Partnership (a)                                        (8,751)            (8,701)
----------------------------------------------------------------------------------------------------------------
Income from operations                                                                34,774             34,642
Realized and unrealized (loss)/gain on disposition of rental property (b)            (18,036)             1,973
----------------------------------------------------------------------------------------------------------------

Net income                                                                          $ 16,738           $ 36,615
================================================================================================================

Per Share Data:
Income from operations-basic                                                        $   0.61           $   0.59
Net income-basic                                                                    $   0.29           $   0.63
----------------------------------------------------------------------------------------------------------------
Income from operations-diluted                                                      $   0.61           $   0.59
Net income-diluted                                                                  $   0.29           $   0.62
----------------------------------------------------------------------------------------------------------------

Dividends declared per common share                                                 $   0.61           $   0.58
----------------------------------------------------------------------------------------------------------------

Basic weighted average shares outstanding                                             56,807             58,295

Diluted weighted average shares outstanding                                           64,994             73,191
----------------------------------------------------------------------------------------------------------------

(a)   Excludes effect of minority interest's share of realized and unrealized
      (loss)/gain on disposition of rental property.
(b)   Net of minority interest's share of $2,527 in 2001 and $275 in 2000.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                 Mack-Cali Realty Corporation and Subsidiaries
                          Consolidated Balance Sheets
                    (in thousands, except per share amounts)

================================================================================

                                                       March 31,    December 31,
Assets                                                   2001           2000
--------------------------------------------------------------------------------
Rental property
      Land and leasehold interests                    $  475,923     $  542,841
      Buildings and improvements                       2,615,080      2,934,383
      Tenant improvements                                108,466        106,208
      Furniture, fixtures and equipment                    6,732          6,445
--------------------------------------------------------------------------------
                                                       3,206,201      3,589,877
Less - accumulated depreciation and amortization        (294,786)      (302,932)
--------------------------------------------------------------------------------
                                                       2,911,415      3,286,945
Rental property held for sale, net                       469,320        107,458
--------------------------------------------------------------------------------
        Net investment in rental property              3,380,735      3,394,403
Cash and cash equivalents                                 11,720         13,179
Investments in unconsolidated joint ventures             117,389        101,438
Unbilled rents receivable, net                            54,274         50,499
Deferred charges and other assets, net                   100,197        102,655
Restricted cash                                            7,521          6,557
Accounts receivable, net of allowance for
      doubtful accounts of $838 and $552                   9,223          8,246
--------------------------------------------------------------------------------

Total assets                                          $3,681,059     $3,676,977
================================================================================

Liabilities and Stockholders' Equity
--------------------------------------------------------------------------------
Senior unsecured notes                                $1,096,477       $798,099
Revolving credit facilities                               85,000        348,840
Mortgages and loans payable                              480,707        481,573
Dividends and distributions payable                       43,483         43,496
Accounts payable and accrued expenses                     52,392         53,608
Rents received in advance and security deposits           35,347         31,146
Accrued interest payable                                  10,118         17,477
--------------------------------------------------------------------------------
      Total liabilities                                1,803,524      1,774,239
--------------------------------------------------------------------------------

Minority interests:
Operating Partnership                                    444,848        447,523
Partially-owned properties                                    --          1,925
--------------------------------------------------------------------------------
      Total minority interests                           444,848        449,448
--------------------------------------------------------------------------------

Commitments and contingencies

Stockholders' equity:
Preferred stock, 5,000,000 shares authorized,
      none issued                                             --             --
Common stock, $0.01 par value, 190,000,000
      shares authorized, 56,961,704 and
      56,980,893 shares outstanding                          570            570
Additional paid-in capital                             1,512,330      1,513,037
Dividends in excess of net earnings                      (75,161)       (57,149)
Unamortized stock compensation                            (5,052)        (3,168)
--------------------------------------------------------------------------------
      Total stockholders' equity                       1,432,687      1,453,290
--------------------------------------------------------------------------------

Total liabilities and stockholders' equity            $3,681,059     $3,676,977
================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                 Mack-Cali Realty Corporation and Subsidiaries
           Consolidated Statement of Changes in Stockholders' Equity
                                 (in thousands)

================================================================================

                                                                       Additional     Dividends in     Unamortized           Total
                                                    Common Stock          Paid-In        Excess of           Stock   Stockholders'
                                                  Shares   Par Value      Capital     Net Earnings    Compensation          Equity
-----------------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 2001                        56,981     $570      $1,513,037         $(57,149)        $(3,168)     $1,453,290
   Net income                                         --       --              --           16,738              --          16,738
   Dividends                                          --       --              --          (34,750)             --         (34,750)
   Redemption of common units for
     shares of common stock                            6       --             166               --              --             166
   Proceeds from stock options exercised              20       --             508               --              --             508
   Deferred compensation plan for directors           --       --              39               --              --              39
   Issuance of Restricted Stock Awards                94        1           2,526               --          (2,527)             --
   Amortization of stock compensation                 --       --              --               --             301             301
   Adjustment to fair value of restricted stock       --       --            (142)              --             142              --
   Cancellation of Restricted Stock Awards            (7)      --            (200)              --             200              --
   Repurchase of common stock                       (132)      (1)         (3,604)              --              --          (3,605)
------------------------------------------------------------------------------------------------------------------------------------

Balance at March 31, 2001                         56,962     $570      $1,512,330         $(75,161)        $(5,052)     $1,432,687
====================================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                    Statements of Funds from Operations and
                        Cash Available for Distribution
                 (in thousands, except per share/unit amounts)

                                                             Three Months Ended
                                                                 March 31,
--------------------------------------------------------------------------------
                                                              2001       2000
--------------------------------------------------------------------------------
Income from operations before minority interest in
      Operating Partnership                                 $43,525     $43,343
    Add: Real estate depreciation and amortization (a)       24,003      22,718
         Gain on sale of land                                     0       2,248
    Deduct: Adj. to rental income for straight-lining of
           rents (b)                                         (3,805)    (2,190)
--------------------------------------------------------------------------------
Funds from operations (c), after adjustment for
   straight-lining of rents and non-recurring charges       $63,723     $66,119
--------------------------------------------------------------------------------
Deduct:
Non-incremental revenue generating capital expenditures:
     Capital expenditures                                     (913)       (847)
     Tenant improvements and leasing commissions            (7,325)     (9,909)
--------------------------------------------------------------------------------
Cash available for distribution                             $55,485     $55,363
================================================================================

Basic weighted average shares/units outstanding (d)          64,767      66,428
Diluted weighted average shares/units outstanding (e)        71,353      73,191

Per Share/Unit - Basic(f):
     Funds from operations                                    $0.92       $0.94
     Cash available for distribution                          $0.80       $0.78

Per Share/Unit - Diluted:
     Funds from operations                                    $0.89       $0.90
     Cash available for distribution                          $0.78       $0.76

Dividend per common share                                     $0.61       $0.58

Dividend payout ratios:
     Funds from operations-diluted                           68.30%      64.20%
     Cash available for distribution-diluted                 78.45%      76.68%

--------------------------------------------------------------------------------

(a) Includes the Company's share from unconsolidated joint ventures of $721 and $734 for the three months ended March 31, 2001 and 2000, respectively.
(b) Includes the Company's share from unconsolidated joint ventures of $35 and $57 for the three months ended March 31, 2001 and 2000, respectively.
(c) Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(d) Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(e) Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(f) Amounts calculated after deduction for distributions to preferred unitholders of $3,879 and $3,869 for the three months ended March 31, 2001 and 2000, respectively.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                Reconciliation of Basic-to-Diluted Shares/Units
                                 (in thousands)

The following schedule reconciles the Company's basic weighted average shares to basic and diluted weighted average shares/units:

--------------------------------------------------------------------------------
                                                          Three Months Ended
                                                               March 31,
                                                        2001             2000
--------------------------------------------------------------------------------
Basic weighted average shares:                         56,807            58,295
Add: Weighted average common units                      7,960             8,133
--------------------------------------------------------------------------------
Basic weighted average shares/units:                   64,767            66,428
Add: Weighted average preferred units
             (after conversion to common units)         6,359             6,618
Stock options                                             227               145
--------------------------------------------------------------------------------

Diluted weighted average shares/units:                 71,353            73,191
================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                           IV. VALUE CREATION PIPELINE


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                           IV. VALUE CREATION PIPELINE

                         Operating Property Acquisitions
                             (dollars in thousands)

                    For the Three Months Ended March 31, 2001

-------------------------------------------------------------------------------------------------------------------------
Acquisition                                                                          # of     Rentable      Investment by
     Date            Property/Portfolio Name    Location                             Bldgs.   Square Feet    Company (a)
-------------------------------------------------------------------------------------------------------------------------
Office/Flex
02/14/01            31 & 41 Twosome Drive (b)   Moorestown, Burlington County, NJ      2        127,250         $ 7,155
-------------------------------------------------------------------------------------------------------------------------
Total Operating Property Acquisitions:                                                 2        127,250         $ 7,155
=========================================================================================================================

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------------------------------------------------
Acquisition                                                                          # of     Rentable      Investment by
     Date            Property/Portfolio Name    Location                             Bldgs.   Square Feet   Company (c)
-------------------------------------------------------------------------------------------------------------------------
Office
5/23/00             555 & 565 Taxter Road       Elmsford, Westchester County, NY       2        341,108         $42,980
6/14/00             Four Gatehall Drive         Parsippany, Morris County, NJ          1        248,480          42,381
-------------------------------------------------------------------------------------------------------------------------
Total Office Property Acquisitions:                                                    3        589,588         $85,361
-------------------------------------------------------------------------------------------------------------------------

Office/Flex
3/24/00             Two Executive Drive (b)     Moorestown, Burlington County, NJ      1         60,800         $ 4,007
7/14/00             915 North Lenola Road (b)   Moorestown, Burlington County, NJ      1         52,488           2,542
-------------------------------------------------------------------------------------------------------------------------
Total Office/Flex Property Acquisitions:                                               2        113,288         $ 6,549
-------------------------------------------------------------------------------------------------------------------------

Total Operating Property Acquisitions:                                                 5        702,876         $91,910
=========================================================================================================================

See footnotes to the above schedules on page 29.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                          Properties Placed in Service
                             (dollars in thousands)

                    For the Three Months Ended March 31, 2001

---------------------------------------------------------------------------------------------------------
Date Placed                                                           # of     Rentable     Investment by
in Service    Property/Portfolio Name   Location                     Bldgs.   Square Feet     Company (d)
---------------------------------------------------------------------------------------------------------
Office
01/15/01      105 Eisenhower Parkway    Roseland, Essex County, NJ      1       220,000           $41,781
03/01/01      8181 East Tufts Avenue    Denver, Denver County, CO       1       185,254            33,381
---------------------------------------------------------------------------------------------------------
Total Properties Placed in Service:                                     2       405,254           $75,162
=========================================================================================================

                      For the Year Ended December 31, 2000

-------------------------------------------------------------------------------------------------------------------------
Date Placed                                                                           # of     Rentable     Investment by
in Service    Property/Portfolio Name       Location                                 Bldgs.   Square Feet     Company (e)
-------------------------------------------------------------------------------------------------------------------------
Office
9/01/00       Harborside Plaza 4-A (f)      Jersey City, Hudson County, NJ              1       207,670           $61,459
9/15/00       Liberty Corner Corp. Center   Bernards Township, Somerset County, NJ      1       132,010            17,430
-------------------------------------------------------------------------------------------------------------------------
Total Properties Placed in Service:                                                     2       339,680           $78,889
=========================================================================================================================

(a) Transactions were funded primarily from net proceeds received in the sale of a rental property, as well as the Company's cash reserves.
(b) The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.
(c) Transactions were funded primarily from net proceeds received in the sale or sales of rental property.
(d) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities, and amounts presented are as of March 31, 2001.
(e) Unless otherwise noted, transactions were funded primarily through draws on the Company's credit facilities, and amounts presented are as of December 31, 2000.
(f)   Project includes seven-story, 1,100-car parking garage.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                          Acquisition Property Profile

================================================================================

--------------------------------------------------------------------------------

Property Name:       31 Twosome Drive

Product Type:        Office/Flex Building

Location:            Moorestown, Burlington County, New Jersey

Description:         Class A, one-story office/flex building

Size:                84,200 square feet

Year Constructed:    1998

Closing Date:        February 14, 2001

Acquisition Cost:    $4.1 million

Funding Source:      Proceeds from sale of office property

Percentage Leased:   100.0%

Number of Tenants:   2

Tenants:             Cort Furniture Rental Corp. (46,880 square feet)

                     Prism Color Corp. (37,320 square feet)

================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                          Acquisition Property Profile

================================================================================

--------------------------------------------------------------------------------

Property Name:       41 Twosome Drive

Product Type:        Office/Flex Building

Location:            Moorestown, Burlington County, New Jersey

Description:         Class A, one-story office/flex building

Size:                43,050 square feet

Year Constructed:    1998

Closing Date:        February 14, 2001

Acquisition Cost:    $3.0 million

Funding Source:      Available cash

Percentage Leased:   100.0%

Number of Tenants:   7

Tenants:             Momentum Systems Limited (9,600 square feet)

                     KIT Industries, Inc. (9,600 square feet)

                     Williams Communications (4,800 square feet)

                     S&S Specialty Products (4,800 square feet)

                     Dia-Nielson USA, Inc. (4,800 square feet)

                     Harrington Robb Company (4,800 square feet)

                     Collegiate Tradition, Inc. (4,650 square feet)

================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                        Summary of Construction Projects
                             (dollars in thousands)

=================================================================================================================================
                                                                   Estimated   Number                 Costs
                                                                   Placed in     of                Incurred       Total
                                                                    Service    Build-    Square     Through   Estimated   Current
     Project                    Location           Type of Space      Date      ings      Feet      3/31/01       Costs  % Leased
---------------------------------------------------------------------------------------------------------------------------------
Majority Owned:
Harborside Plaza 5              Jersey City, NJ    Office            2002-3Q       1     980,000    $32,788    $260,000     17.8%
---------------------------------------------------------------------------------------------------------------------------------
Sub-total:                                                                         1     980,000    $32,788    $260,000     17.8%
---------------------------------------------------------------------------------------------------------------------------------

Unconsolidated Joint
Ventures:
Stadium Gateway (a)             Anaheim, CA        Office            2001-3Q       1     261,554     $2,680      $5,600     32.0%
Pacific Plaza Phase I & II (b)  Daly City, CA      Office/Retail     2001-3Q       2     471,379      9,188       9,188     59.7%
Hyatt Regency South Pier (c)    Jersey City, NJ    Hotel             2002-3Q       1     280,000      5,165      14,000       n/a
Harborside Plaza 10 (d)         Jersey City, NJ    Office            2002-3Q       1     575,000     25,841      36,000    100.0%
---------------------------------------------------------------------------------------------------------------------------------
Sub-total:                                                                         5   1,587,933    $42,874     $64,788     71.9%
---------------------------------------------------------------------------------------------------------------------------------

Grand-total:                                                                       6   2,567,933    $75,662    $324,788     51.2%
=================================================================================================================================

(a) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $44.0 million.
(b) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $120.4 million.
(c) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $95.0 million.
(d) The Costs Incurred and Total Estimated Costs reflect the Company's funding in this project. The total cost of the project is currently projected to be approximately $140.0 million.

                  Summary of Development Properties in Lease-Up
                             (dollars in thousands)

=================================================================================================================================
                                                                               Number                 Costs
                                                                   Placed in     of                Incurred       Total
                                                                    Service    Build-  Square       Through   Estimated   Current
      Project                   Location           Type of Space      Date      ings    Feet        3/31/01       Costs  % Leased
---------------------------------------------------------------------------------------------------------------------------------
105 Eisenhower Parkway          Roseland, NJ       Office            01/15/01      1   220,000      $41,781    $43,600     50.9%
8181 East Tufts Avenue          Denver, CO         Office            03/01/01      1   185,254       33,381     34,700     66.9%
---------------------------------------------------------------------------------------------------------------------------------

Totals:                                                                            2   405,254      $75,162    $78,300     58.2%
=================================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                             Summary of Land Parcels

============================================================================================================
                                                                            Development
                                                                             Potential
Site                                      Town/ City        State   Acres    (Sq. Ft.)      Type of Space
------------------------------------------------------------------------------------------------------------
Horizon Center                             Hamilton          NJ      50.0       575,000   Office/Flex/Retail
American Financial Exchange (a)           Jersey City        NJ       3.6     1,225,000         Office
Harborside Financial Center (b)           Jersey City        NJ      26.0     2,920,000         Office
Mack-Cali Business Campus (c)        Parsippany & Hanover    NJ     110.0     1,350,000         Office
Morris V and VI (a)                       Parsippany         NJ      47.5       645,000         Office
Commercenter                                Totowa           NJ       5.8        30,000      Office/Flex
Princeton Metro (c)                      West Windsor        NJ      10.0        97,000         Office
Princeton Overlook II                    West Windsor        NJ      10.0       149,500         Office
Cross Westchester Executive
   Park (d)                                Elmsford          NY       5.0        60,000      Office/Flex
Elmsford Distribution Center (d)           Elmsford          NY      14.5       100,000       Warehouse
Mid-Westchester Executive Park (d)         Hawthorne         NY       8.0        73,000      Office/Flex
One Ramland Road (a)                      Orangeburg         NY      20.0       100,000      Office/Flex
South Westchester Executive
   Park (d)                                 Yonkers          NY      60.0       500,000      Office/Flex
Airport Business Center                     Lester           PA      12.6       135,000         Office
Eastpoint II                                Lanham           MD       4.8       122,000      Office/Hotel
Tri West Plaza II (d)                       Dallas           TX       4.5       500,000         Office
Concord Plaza II (e)                      San Antonio        TX       2.2       145,000         Office
Hilltop Business Center (e)                Littleton         CO       7.1       128,000         Office
Pacific Plaza Phase III (f)                Daly City         CA       2.5       270,000         Office
------------------------------------------------------------------------------------------------------------

Totals                                                              404.1     9,124,500
============================================================================================================

(a) Land owned by joint venture in which Mack-Cali is significant equity partner.
(b)   Includes 21 acres of riparian property.
(c) Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.
(d)   Mack-Cali holds an option to purchase this land.
(e)   Land is currently being held for sale.
(f) Unconsolidated joint venture, in which Mack-Cali is significant equity partner, holds an option to purchase this land.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                              Rental Property Sales
                             (dollars in thousands)

                      For the Year Ended December 31, 2000

====================================================================================================================================
                                                                                                                            Realized
Sale                                                                            # of     Rentable    Net Sales    Net Book     Gain/
Date       Property Name                 Location                              Bldgs.   Square Feet   Proceeds      Value     (Loss)
------------------------------------------------------------------------------------------------------------------------------------
Land:
02/25/00   Horizon Center Land           Hamilton Township, Mercer County, NJ    --      39.1 acres   $  4,180   $  1,932    $ 2,248

Office:
04/17/00   95 Christopher Columbus Dr.   Jersey City, Hudson County, NJ           1         621,900    148,222     80,583     67,639
04/20/00   6900 IH-40 West               Amarillo, Potter County, TX              1          71,771      1,467      1,727      (260)
06/09/00   412 Mt. Kemble Avenue         Morris Twp., Morris County, NJ           1         475,100     81,981     75,439      6,542
09/21/00   Cielo Center                  Austin, Travis County, TX                1         270,703     45,785     35,749     10,036
11/15/00   210 South 16th Street (a)     Omaha, Douglas County, NE                1         319,535     11,976     12,828      (852)
------------------------------------------------------------------------------------------------------------------------------------
Totals:                                                                           5       1,759,009   $293,611   $208,258    $85,353
====================================================================================================================================

(a) In connection with the sale of the Omaha, Nebraska property, the Company provided to the purchaser an $8,750 mortgage loan bearing interest payable monthly at an annual rate of 9.50 percent. The loan is secured by the Omaha, Nebraska property and will mature on November 14, 2003.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                        V. PORTFOLIO/ LEASING STATISTICS


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                        V. PORTFOLIO/ LEASING STATISTICS

                               Leasing Statistics
                   (For the three months ended March 31, 2001)

                      Consolidated In-Service Portfolio (a)

                             SUMMARY OF SPACE LEASED

=================================================================================================================================
                                                           |           LEASING ACTIVITY           |
                                                 Leased    |                                      |
                                  Sq. Ft.       Sq. Ft.    |      Expiring/                  Net  |    Sq. Ft.    Pct.      Pct.
                                   Leased     Acquired/    |     Adjustment  Incoming    Leasing  |    Leased   Leased    Leased
Region/Market                    12/31/00      Sold (b)    |    Sq. Ft. (c)   Sq. Ft.   Activity  |    3/31/01  3/31/01  12/31/00
-----------------------------------------------------------|--------------------------------------|------------------------------
                                                           |                                      |
                                                           |                                      |
NORTHEAST                                                  |                                      |
  Northern NJ                   9,168,667            --    |      (167,892)   127,047   (40,845)  |  9,127,822   97.8%     98.3%
  Central NJ                    2,689,076            --    |       (68,732)    67,116    (1,616)  |  2,687,460   96.6%     96.7%
  Westchester Co., NY           4,411,621            --    |      (213,655)   187,740   (25,915)  |  4,385,706   97.1%     97.7%
  Sub. Philadelphia, PA/NJ      2,557,156       127,250    |      (202,331)   172,348   (29,983)  |  2,654,423   91.0%     91.6%
  Fairfield, CT                   659,804            --    |       (31,385)    21,065   (10,320)  |    649,484   96.5%     98.1%
  Washington, DC/MD               607,942            --    |       (63,060)    68,573      5,513  |    613,455   99.5%     98.6%
  Rockland Co/Long Island, NY     556,918        31,000    |       (28,713)    23,959    (4,754)  |    583,164   98.6%     99.3%
-----------------------------------------------------------|--------------------------------------|------------------------------
Total Northeast                20,651,184       158,250    |      (775,768)   667,848  (107,920)  | 20,701,514   96.6%     97.1%
-----------------------------------------------------------|--------------------------------------|------------------------------
                                                           |                                      |
SOUTHWEST/WEST/OTHER                                       |                                      |
  Texas                         2,462,200            --    |      (105,785)   108,729      2,944  |  2,465,144   92.2%     92.1%
  Colorado                      1,484,500            --    |       (11,563)     9,539    (2,024)  |  1,482,476   99.6%     99.7%
  San Francisco, CA               445,490            --    |        (8,641)     2,686    (5,955)  |    439,535   97.5%     98.8%
  Arizona                         416,967            --    |             --        --         --  |    416,967  100.0%    100.0%
  Other                           342,466            --    |        (2,827)     2,827         --  |    342,466   92.6%     92.6%
-----------------------------------------------------------|--------------------------------------|------------------------------
Total Southwest/West/Other      5,151,623            --    |      (128,816)   123,781    (5,035)  |  5,146,588   95.3%     95.4%
-----------------------------------------------------------|--------------------------------------|------------------------------
                                                           |                                      |
Company Totals                 25,802,807       158,250    |      (904,584)   791,629  (112,955)  | 25,848,102   96.4%     96.8%
=================================================================================================================================

================================================================================

               RECONCILIATION OF CONSOLIDATED IN-SERVICE PORTFOLIO

               Total sq. ft. as of December 31, 2000              26,666,821
                  Total sq. ft. of properties added this period      158,250
                                                                  ----------
               Total sq. ft. as of March 31, 2001                 26,825,071
                                                                  ==========

               =============================================================

(a) Consolidated In-Service Portfolio excludes in-service development properties in lease-up, aggregating 405,254 square feet.
(b) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(c) Represents the square footage of leases expiring or scheduled to expire for which new leases or renewals were signed during the period, plus internal administrative adjustments.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                               Leasing Statistics
                   (For the three months ended March 31, 2001)

                  Consolidated In-Service Portfolio (continued)

                         DETAIL OF TRANSACTION ACTIVITY

-------------------------------------------------------------------------------------------------------------------------------
Detail by Region/Market:

                                                                                        Sq. Ft.    Wtd.      Wtd.       Leasing
                                                         #  of            Sq. Ft.   Renewed And    Avg.      Avg.    Costs  Per
                                                        Trans-    Total       New         Other    Term      Base   Sq. Ft. Per
Region/Market                           Property Type  actions  Sq. Ft.    Leases  Retained (a)  (Yrs.)  Rent (b)      Year (c)
-------------------------------------------------------------------------------------------------------------------------------
NORTHEAST

  Northern NJ                                  Office       16  118,080    75,605        42,475     6.1    $27.15         $2.41
                                          Office/Flex        2    8,967     6,240         2,727     7.1    $15.67         $0.23
  Central NJ                                   Office        7   26,501     4,125        22,376     3.5    $25.58         $2.11
                                          Office/Flex        5   40,615         -        40,615     4.7    $16.12         $0.28
  Westchester Co., NY                          Office       28  113,615    51,028        62,587     6.2    $25.26         $1.88
                                          Office/Flex       15   71,125    16,720        54,405     4.0    $17.33         $1.51
                                 Industrial/Warehouse        1    3,000     3,000             -     1.0    $12.00         $0.45
  Sub. Philadelphia, PA/NJ                     Office       19  125,608    48,097        77,511     4.6    $27.96         $2.50
                                          Office/Flex        7   46,740     7,740        39,000     3.5    $ 8.39         $0.97
  Fairfield, CT                                Office        4   19,065         -        19,065     1.5    $23.99         $0.20
                                          Office/Flex        1    2,000         -         2,000     2.0    $21.50         $0.20
  Washington, DC/MD                            Office        3   68,573         -        68,573    11.5    $26.15         $2.09
  Rockland Co/Long Island, NY                  Office        5   23,959     4,579        19,380     5.3    $24.16         $1.62
-------------------------------------------------------------------------------------------------------------------------------
Total Northeast                                            113  667,848   217,134       450,714     5.6    $23.35         $1.97
-------------------------------------------------------------------------------------------------------------------------------

SOUTHWEST/WEST/OTHER

  Texas                                        Office       36  108,729    24,819        83,910     2.9    $20.65         $1.87
  Colorado                                     Office        5    9,539     1,789         7,750     3.9    $23.97         $1.36
  San Francisco, CA                            Office        8    2,686       864         1,822     2.2    $52.22         $2.58
  Other                                        Office        1    2,827         -         2,827     3.0    $17.45         $0.45
-------------------------------------------------------------------------------------------------------------------------------
Total Southwest/West/Other                                  50  123,781    27,472        96,309     3.0    $21.52         $1.84
-------------------------------------------------------------------------------------------------------------------------------

Company Totals                                             163  791,629   244,606       547,023     5.2    $23.06         $1.96
===============================================================================================================================

===============================================================================================================================
Detail by Property Type:
                                               Office      132  619,182   210,906       408,276     5.5    $25.45         $2.14
                                          Office/Flex       30  169,447    30,700       138,747     4.2    $14.54         $1.00
                                 Industrial/Warehouse        1    3,000     3,000             -     1.0    $12.00         $0.45
-------------------------------------------------------------------------------------------------------------------------------

Company Totals                                             163  791,629   244,606       547,023     5.2    $23.06         $1.96
===============================================================================================================================

===============================================================================================================================
Tenant Retention:              Leases Retained          60.4%
                              Sq. Ft. Retained          60.6%
-------------------------------------------------------------------------------------------------------------------------------

(a) "Other Retained" transactions include existing tenants' expansions and relocations within the building.
(b) For office/flex properties, equals triple net rent plus common area costs and real estate taxes.
(c) Represents estimated workletter costs of $4,763,138 and commissions of $3,093,380 committed, but not necessarily expended, during period for second generation space aggregating 775,142 square feet.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                               Leasing Statistics
                   (For the three months ended March 31, 2001)

                     Unconsolidated Joint Venture Properties

                             SUMMARY OF SPACE LEASED

============================================================================================================
                                                    LEASING ACTIVITY
                                 Leased
               Sq. Ft.          Sq. Ft.     Expiring/                   Net     Sq. Ft.      Pct.       Pct.
                Leased   Acquired/ Sold    Adjustment   Incoming    Leasing      Leased    Leased     Leased
State         12/31/00              (a)   Sq. Ft. (b)    Sq. Ft.   Activity     3/31/01   3/31/01   12/31/00
------------------------------------------------------------------------------------------------------------
New Jersey     154,749                -             -      1,746      1,746     156,495    100.0%     100.0%
New York       187,000                -             -          -          -     187,000     80.6%      80.6%
California     841,984        (133,841)             -     11,781     11,781     719,924     98.9%      86.2%
Texas          281,016                -         1,583          -      1,583     282,599     94.8%      94.3%
------------------------------------------------------------------------------------------------------------

Totals       1,464,749        (133,841)         1,583     13,527     15,110   1,346,018     95.2%      94.6%
============================================================================================================

================================================================================

                 RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

                 Total sq. ft. as of December 31, 2000                1,548,239
                    Total sq. ft. of properties sold this period       (133,841)
                                                                      ---------
                 Total sq. ft. as of March 31, 2001                   1,414,398
                                                                      =========

                 ==============================================================

                         DETAIL OF TRANSACTION ACTIVITY

=================================================================================================================
                                                             Sq. Ft.                                Leasing Costs
                 # of                       Sq. Ft. New   Renewed/Other    Wtd. Avg.    Wtd. Avg.    Per Sq. Ft.
State        Transactions   Total Sq. Ft.     Leases       Retained (c)   Term (Yrs.)   Base Rent   Per Year (d)
-----------------------------------------------------------------------------------------------------------------
New Jersey         1                1,746             -           1,746        3.0        $15.29        $0.27
California         2               11,781         6,263           5,518        5.0        $22.20        $5.93
-----------------------------------------------------------------------------------------------------------------

Totals             3               13,527         6,263           7,264        4.5        $21.31        $5.02
=================================================================================================================

(a) Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b) Represents the square footage of leases expiring or scheduled to expire for which new leases or renewals were signed during the period, plus internal administrative adjustments.
(c) "Other Retained" transactions include existing tenants' expansions and relocations within the building.
(d) Represents estimated workletter costs of $133,100 and commissions of $31,673 committed, but not necessarily expended, during the period for second generation space aggregating 7,264 square feet.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                             Market Diversification

The following table lists the Company's 25 markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

                                               Annualized       Percentage of
                                              Base Rental             Company           Total
                                                  Revenue     Annualized Base   Property Size     Percentage of
Market (MSA)                                  ($) (a) (b)  Rental Revenue (%)   Rentable Area   Rentable Area (%)
-----------------------------------------------------------------------------------------------------------------
Bergen-Passaic, NJ                             83,473,024                17.2       4,530,091                16.6
New York, NY (Westchester-Rockland Counties)   80,635,974                16.6       4,696,178                17.2
Newark, NJ (Essex-Morris-Union Counties)       74,541,950                15.3       3,664,598                13.4
Jersey City, NJ                                42,545,047                 8.7       2,094,470                 7.7
Philadelphia, PA-NJ                            38,654,403                 8.0       2,837,596                10.4
Denver, CO                                     20,411,485                 4.2       1,193,185                 4.4
Washington, DC-MD-VA                           19,446,509                 4.0         616,549                 2.3
Middlesex-Somerset-Hunterdon, NJ               15,705,665                 3.2         791,051                 2.9
Dallas, TX                                     15,462,112                 3.2         959,463                 3.5
Trenton, NJ (Mercer County)                    13,576,283                 2.8         672,365                 2.5
San Francisco, CA                              12,470,689                 2.6         450,891                 1.7
San Antonio, TX                                12,066,928                 2.5         940,302                 3.5
Stamford-Norwalk, CT                            9,354,073                 1.9         527,250                 1.9
Houston, TX                                     9,245,307                 1.9         700,008                 2.6
Monmouth-Ocean, NJ                              7,453,950                 1.5         577,423                 2.1
Nassau-Suffolk, NY                              6,373,398                 1.3         292,849                 1.1
Phoenix-Mesa, AZ                                5,646,402                 1.2         416,967                 1.5
Tampa-St. Petersburg-Clearwater, FL             3,875,086                 0.8         297,429                 1.1
Boulder-Longmont, CO                            3,600,741                 0.8         270,421                 1.0
Bridgeport, CT                                  3,153,067                 0.6         145,487                 0.5
Colorado Springs, CO                            2,870,577                 0.6         209,987                 0.8
Dutchess County, NY                             2,132,849                 0.4         118,727                 0.4
Atlantic-Cape May, NJ                           1,377,626                 0.3          80,344                 0.3
Des Moines, IA                                  1,165,872                 0.2          72,265                 0.3
Fort Worth-Arlington, TX                        1,042,318                 0.2          74,429                 0.3
-----------------------------------------------------------------------------------------------------------------
Totals                                        486,281,335               100.0      27,230,325               100.0
=================================================================================================================

(a) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.
(b) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                            Industry Diversification

The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

                                                     Annualized        Percentage of                Percentage of
                                                    Base Rental              Company       Square   Total Company
                                                        Revenue      Annualized Base         Feet          Leased
Industry Classification (a)                         ($) (b) (c)   Rental Revenue (%)       Leased     Sq. Ft. (%)
-----------------------------------------------------------------------------------------------------------------
Securities, Commodity Contracts & Other Financial    55,288,535                 11.3    2,356,687             9.1
Manufacturing                                        43,201,132                  8.9    2,611,682            10.2
Computer System Design Svcs.                         34,485,390                  7.1    1,798,913             7.0
Telecommunications                                   32,541,343                  6.7    1,862,811             7.3
Insurance Carriers & Related Activities              30,635,426                  6.3    1,571,110             6.1
Legal Services                                       28,509,412                  5.9    1,266,403             4.9
Health Care & Social Assistance                      21,535,637                  4.4    1,104,959             4.3
Credit Intermediation & Related Activities           20,114,243                  4.1    1,174,768             4.6
Accounting/Tax Prep.                                 18,412,719                  3.8      802,051             3.1
Other Professional                                   17,776,096                  3.7      976,983             3.8
Wholesale Trade                                      17,642,729                  3.6    1,299,268             5.1
Retail Trade                                         16,788,614                  3.5      953,134             3.7
Information Services                                 13,662,842                  2.8      636,710             2.5
Publishing Industries                                13,315,346                  2.7      592,035             2.3
Arts, Entertainment & Recreation                     11,044,348                  2.3      742,004             2.9
Real Estate & Rental & Leasing                       10,601,522                  2.2      526,804             2.1
Public Administration                                10,327,100                  2.1      353,692             1.4
Other Services (except Public Administration)         9,109,321                  1.9      683,092             2.7
Advertising/Related Services                          8,647,362                  1.8      402,397             1.6
Scientific Research/Development                       8,567,851                  1.8      489,173             1.9
Architectural/Engineering                             8,529,140                  1.8      426,580             1.7
Management/Scientific                                 8,000,592                  1.6      380,232             1.5
Management of Companies & Finance                     6,860,503                  1.4      350,510             1.4
Transportation                                        6,499,978                  1.3      454,918             1.8
Data Processing Services                              6,222,325                  1.3      279,620             1.1
Construction                                          4,523,478                  0.9      252,825             1.0
Educational Services                                  3,776,157                  0.8      209,966             0.8
Admin. & Support, Waste Mgt. & Remediation Svc.       3,761,748                  0.8      271,852             1.1
Utilities                                             3,569,992                  0.7      170,399             0.7
Specialized Design Services                           3,508,316                  0.7      165,267             0.6
Other                                                 8,822,138                  1.8      466,247             1.7
-----------------------------------------------------------------------------------------------------------------
Totals                                              486,281,335                100.0   25,633,092           100.0
=================================================================================================================

(a) The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(c) Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                       Consolidated Portfolio Analysis (a)
                             (as of March 31, 2001)

                        Breakdown by Number of Properties

                                 PROPERTY TYPE:

+
===================================================================================================================================
                                                                  Stand-           Multi-
                        % of  Office/   % of  Industrial/   % of   Alone   % of    Family     % of    Land   % of    TOTALS    % of
STATE          Office  Total     Flex  Total    Warehouse  Total  Retail  Total  Residential Total  Leases  Total  By State   Total
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey         69  26.6%       47  18.1%           --     --      --     --          1    0.4%       1   0.4%       118   45.5%
New York           23   8.9%       37  14.3%            6   2.3%       2   0.8%          1    0.4%       2   0.8%        71   27.5%
Pennsylvania       13   5.0%       --     --           --     --      --     --         --      --      --     --        13    5.0%
Connecticut         3   1.2%       5    1.9%           --     --      --     --         --      --      --     --         8    3.1%
Wash., D.C./
   Maryland         4   1.5%       --     --           --     --      --     --         --      --      --                4    1.5%
-----------------------------------------------------------------------------------------------------------------------------------
Sub-total
   Northeast:     112  43.2%       89  34.3%            6   2.3%       2   0.8%          2    0.8%       3   1.2%       214   82.6%
-----------------------------------------------------------------------------------------------------------------------------------

Texas              17   6.5%       --     --           --     --      --     --         --      --      --     --        17    6.5%
Arizona             3   1.2%       --     --           --     --      --     --         --      --      --     --         3    1.2%
California          2   0.8%       --     --           --     --      --     --         --      --      --     --         2    0.8%
Colorado           21   8.1%       --     --           --     --      --     --         --      --      --     --        21    8.1%
Florida/ Iowa       2   0.8%       --     --           --     --      --     --         --      --      --     --         2    0.8%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS
    By Type:      157  60.6%       89  34.3%            6   2.3%       2   0.8%          2    0.8%       3   1.2%       259  100.0%
===================================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                       Consolidated Portfolio Analysis(a)
                             (as of March 31, 2001)

                           Breakdown by Square Footage

                                 PROPERTY TYPE:

===========================================================================================================
                                                                         Stand-
                           % of                % of  Industrial/   % of    Alone   % of      TOTALS    % of
STATE             Office  Total  Office/Flex  Total    Warehouse  Total   Retail  Total    By State   Total
-----------------------------------------------------------------------------------------------------------
New Jersey    11,650,809  42.8%    2,123,331   7.8%           --     --       --     --  13,774,140   50.6%
New York       2,626,484   9.6%    2,076,570   7.6%      387,400   1.4%   17,300   0.1%   5,107,754   18.7%
Pennsylvania   1,473,798   5.4%           --     --           --     --       --     --   1,473,798    5.4%
Connecticut      399,737   1.5%      273,000   1.0%           --     --       --     --     672,737    2.5%
Wash., D.C./
   Maryland      616,549   2.3%           --     --           --     --       --     --     616,549    2.3%
-----------------------------------------------------------------------------------------------------------
Sub-total
   Northeast  16,767,377  61.6%    4,472,901  16.4%      387,400   1.4%   17,300   0.1%  21,644,978   79.5%
-----------------------------------------------------------------------------------------------------------

Texas          2,674,202   9.8%           --     --           --     --       --     --   2,674,202    9.8%
Arizona          416,967   1.5%           --     --           --     --       --     --     416,967    1.5%
California       450,891   1.7%           --     --           --     --       --     --     450,891    1.7%
Colorado       1,673,593   6.1%           --     --           --     --       --     --   1,673,593    6.1%
Florida/Iowa     369,694   1.4%           --     --           --     --       --     --     369,694    1.4%
-----------------------------------------------------------------------------------------------------------
TOTALS
    By Type:  22,352,724  82.1%    4,472,901  16.4%      387,400   1.4%   17,300   0.1%  27,230,325  100.0%
===========================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                       Consolidated Portfolio Analysis(a)
                           (Year ended March 31, 2001)

                      Breakdown by Base Rental Revenue (b)
                             (Dollars in thousands)

                                 PROPERTY TYPE:

===================================================================================================================================
                                               Indust./        Stand-              Multi-
                         % of  Office/   % of     Ware-   % of  Alone   % of       Family   % of    Land   % of     TOTALS     % of
STATE           Office  Total     Flex  Total     house  Total Retail  Total  Residential  Total  Leases  Total   By State    Total
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey     234,242  47.0%   15,715   3.1%        --     --     --     --        2,900   0.6%     261   0.1%    253,118    50.8%
New York        56,244  11.3%   28,880   5.8%     3,712   0.7%    528   0.1%        2,566   0.5%     246   0.0%     92,176    18.4%
Pennsylvania    29,155   5.8%       --     --        --     --     --     --           --     --      --     --     29,155     5.8%
Connecticut      8,558   1.7%    4,084   0.8%        --     --     --     --           --     --      --     --     12,642     2.5%
Wash., D.C./
   Maryland     21,036   4.2%       --     --        --     --     --     --           --     --      --     --     21,036     4.2%
-----------------------------------------------------------------------------------------------------------------------------------
Sub-total
   Northeast:  349,235  70.0%   48,679   9.7%     3,712   0.7%    528   0.1%        5,466   1.1%     507   0.1%    408,127    81.7%
-----------------------------------------------------------------------------------------------------------------------------------

Texas           38,340   7.7%       --     --        --     --     --     --           --     --      --     --     38,340     7.7%
Arizona          5,693   1.1%       --     --        --     --     --     --           --     --      --     --      5,693     1.1%
California      14,730   3.0%       --     --        --     --     --     --           --     --      --     --     14,730     3.0%
Colorado        27,191   5.5%       --     --        --     --     --     --           --     --      --     --     27,191     5.5%
Florida/Iowa     4,830   1.0%       --     --        --     --     --     --           --     --      --     --      4,830     1.0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS
   By Type:    440,019  88.3%   48,679   9.7%     3,712   0.7%    528   0.1%        5,466   1.1%     507   0.1%    498,911   100.0%
===================================================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company.
(b) Total base rent for the twelve months ended March 31, 2001, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage. For those properties acquired or placed in service during the twelve months ended March 31, 2001, amounts are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire twelve months ended March 31, 2001.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                       Consolidated Portfolio Analysis (a)
                             (as of March 31, 2001)

                         Breakdown by Percentage Leased

                                 PROPERTY TYPE:

=============================================================================================================
                                                                                                WEIGHTED AVG.
STATE                        Office   Office/Flex   Industrial/Warehouse   Stand-Alone Retail     By State
-------------------------------------------------------------------------------------------------------------
New Jersey                    97.8%      92.5%               --                     --              97.0%
New York                      96.6%      97.9%             98.0%                 100.0%             97.2%
Pennsylvania                  89.9%        --                --                     --              89.9%
Connecticut                   95.5%      98.1%               --                     --              96.6%
Washington, D.C./ Maryland    99.5%        --                --                     --              99.5%
-------------------------------------------------------------------------------------------------------------
Sub-total Northeast           96.9%      95.4%             98.0%                 100.0%             96.6%
-------------------------------------------------------------------------------------------------------------

Texas                         92.2%        --                --                     --              92.2%
Arizona                      100.0%        --                --                     --             100.0%
California                    97.5%        --                --                     --              97.5%
Colorado                      99.6%        --                --                     --              99.6%
Florida/Iowa                  92.6%        --                --                     --              92.6%
-------------------------------------------------------------------------------------------------------------

WEIGHTED AVG. By Type:        95.8%      95.4%             98.0%                 100.0%             96.4%
=============================================================================================================

(a) Excludes 9 properties, aggregating approximately 1.4 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties. Also excludes two in-service development properties in lease-up, aggregating 405,254 square feet.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties

                                                                                           Percentage
                                                                                        of Total 2001
                                                        Percentage                            Office,          2001
                                                  Net       Leased             2001       Office/Flex       Average
                                             Rentable        as of             Base   and Industrial/     Base Rent
Property                              Year       Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                             Built  (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-------------------------------------------------------------------------------------------------------------------
ATLANTIC COUNTY, NEW JERSEY

Egg Harbor
100 Decadon Drive................     1987     40,422         82.1              733              0.15         22.09
200 Decadon Drive................     1991     39,922        100.0              737              0.15         18.46

BERGEN COUNTY, NEW JERSEY

Fair Lawn
17-17 Route 208 North............     1987    143,000         88.3            3,513              0.71         27.82

Fort Lee
One Bridge Plaza.................     1981    200,000         93.5            4,986              1.01         26.66
2115 Linwood Avenue..............     1981     68,000         99.7            1,495              0.30         22.05

Little Ferry
200 Riser Road...................     1974    286,628        100.0            1,890              0.38          6.59

Montvale
95 Chestnut Ridge Road...........     1975     47,700        100.0              569              0.12         11.93
135 Chestnut Ridge Road..........     1981     66,150         99.7            1,054              0.21         15.98

Paramus
15 East Midland Avenue...........     1988    259,823        100.0            6,731              1.37         25.91
461 From Road....................     1988    253,554         99.8            6,040              1.23         23.87
650 From Road....................     1978    348,510         94.2            6,665              1.35         20.30
140 Ridgewood Avenue ............     1981    239,680        100.0            5,283              1.07         22.04
61 South Paramus Avenue..........     1985    269,191        100.0            6,197              1.26         23.02

Rochelle Park
120 Passaic Street...............     1972     52,000         99.6            1,217              0.25         23.50
365 West Passaic Street..........     1976    212,578         95.7            4,048              0.82         19.90

Saddle River
1 Lake Street....................  1973/94    474,801        100.0            7,462              1.52         15.72

Upper Saddle River
10 Mountainview Road.............     1986    192,000        100.0            3,984              0.81         20.75

Woodcliff Lake
400 Chestnut Ridge Road..........     1982     89,200        100.0            2,124              0.43         23.81
470 Chestnut Ridge Road..........     1987     52,500        100.0            1,192              0.24         22.70
530 Chestnut Ridge Road..........     1986     57,204        100.0            1,166              0.24         20.38
50 Tice Boulevard................     1984    235,000         99.4            4,881              0.99         20.90
300 Tice Boulevard...............     1991    230,000         99.4            4,950              1.01         21.65

BURLINGTON COUNTY, NEW JERSEY

Moorestown
224 Strawbridge Drive............     1984     74,000        100.0            1,430              0.29         19.32
228 Strawbridge Drive............     1984     74,000        100.0            1,434              0.29         19.38

ESSEX COUNTY, NEW JERSEY

Millburn
150 J.F. Kennedy Parkway.........     1980    247,476        100.0            6,363              1.29         25.71

Roseland
101 Eisenhower Parkway...........     1980    237,000         73.0            4,095              0.83         23.67
103 Eisenhower Parkway...........     1985    151,545         98.9            3,351              0.68         22.36


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties
                                   (Continued)

                                                                                                        Percentage
                                                                                                     of Total 2001
                                                                      Percentage                           Office,          2001
                                                                Net       Leased             2001      Office/Flex       Average
                                                           Rentable        as of             Base  and Industrial/     Base Rent
Property                                           Year        Area      3/31/01             Rent        Warehouse   Per Sq. Ft.
Location                                          Built   (Sq. Ft.)      (%) (a)   ($000) (b) (c)    Base Rent (%)   ($) (c) (d)
------------------------------------------------------------------------------------------------------------------------------------
105 Eisenhower Parkway (e) ....................    2001     220,000         50.9            3,530             0.72         31.52

HUDSON COUNTY, NEW JERSEY

Jersey City
Harborside Financial Center Plaza 1............    1983     400,000         99.0            3,346             0.68          8.45
Harborside Financial Center Plaza 2............    1990     761,200        100.0           18,644             3.79         24.49
Harborside Financial Center Plaza 3............    1990     725,600        100.0           17,771             3.61         24.49
Harborside Financial Center Plaza 4-A (e)......    2000     207,670         88.7            4,108             0.83         39.12 (f)

MERCER COUNTY, NEW JERSEY

Princeton
103 Carnegie Center............................    1984      96,000        100.0            2,304             0.47         24.00
100 Overlook Center ...........................    1988     149,600         90.4            3,031             0.62         22.41
5 Vaughn Drive.................................    1987      98,500        100.0            2,335             0.47         23.71

MIDDLESEX COUNTY, NEW JERSEY

East Brunswick
377 Summerhill Road............................    1977      40,000        100.0              373             0.08          9.33

Plainsboro
500 College Road East..........................    1984     158,235        100.0            3,405             0.69         21.52

South Brunswick
3 Independence Way.............................    1983     111,300        100.0            2,163             0.44         19.43

Woodbridge
581 Main Street................................    1991     200,000        100.0            4,743             0.96         23.72

MONMOUTH COUNTY, NEW JERSEY

Neptune
3600 Route 66..................................    1989     180,000        100.0            2,410             0.49         13.39

Wall Township
1305 Campus Parkway............................    1988      23,350         92.4              451             0.09         20.90
1350 Campus Parkway............................    1990      79,747         99.9            1,412             0.29         17.72

MORRIS COUNTY, NEW JERSEY

Florham Park
325 Columbia Turnpike..........................    1987     168,144        100.0            4,217             0.86         25.08

Morris Plains
250 Johnson Road...............................    1977      75,000        100.0            1,426             0.29         19.01
201 Littleton Road.............................    1979      88,369        100.0            1,958             0.40         22.16

Morris Township
340 Mt. Kemble Avenue..........................    1985     387,000        100.0            5,530             1.12         14.29

Parsippany
7 Campus Drive.................................    1982     154,395        100.0            2,425             0.49         15.71
8 Campus Drive.................................    1987     215,265        100.0            5,670             1.15         26.34
2 Dryden Way...................................    1990       6,216        100.0               67             0.01         10.78
4 Gatehall Drive (e)...........................    1988     248,480         96.9            5,731             1.16         23.80
2 Hilton Court.................................    1991     181,592        100.0            4,752             0.97         26.17
600 Parsippany Road............................    1978      96,000        100.0            1,830             0.37         19.06
1 Sylvan Way...................................    1989     150,557        100.0            3,510             0.71         23.31


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties
                                   (Continued)

                                                                                                Percentage
                                                                                             of Total 2001
                                                             Percentage                            Office,          2001
                                                       Net       Leased             2001       Office/Flex       Average
                                                  Rentable        as of             Base   and Industrial/     Base Rent
Property                                 Year         Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                                Built    (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
----------------------------------------------------------------------------------------------------------------------------
5 Sylvan Way.........................    1989      151,383        100.0            3,641              0.74         24.05
7 Sylvan Way.........................    1987      145,983        100.0            2,920              0.59         20.00

PASSAIC COUNTY, NEW JERSEY

Clifton
777 Passaic Avenue...................    1983       75,000         91.7            1,041              0.21         15.14

Totowa
999 Riverview Drive..................    1988       56,066        100.0            1,014              0.21         18.09

Wayne
201 Willowbrook Boulevard............    1970      178,329         99.0            2,371              0.48         13.43

SOMERSET COUNTY, NEW JERSEY

Basking Ridge
222 Mt. Airy Road....................    1986       49,000        100.0              745              0.15         15.20
233 Mt. Airy Road....................    1987       66,000        100.0              572              0.12          8.67

Bernards
106 Allen Road (e)...................    2000      132,010         72.5            1,108              0.22         24.59 (f)

Bridgewater
721 Route 202/206....................    1989      192,741        100.0            4,389              0.89         22.77

UNION COUNTY, NEW JERSEY

Clark
100 Walnut Avenue....................    1985      182,555         97.5            4,709              0.96         26.46

Cranford
6 Commerce Drive.....................    1973       56,000         93.0            1,024              0.21         19.66
11 Commerce Drive (c)................    1981       90,000         93.2            1,031              0.21         12.29
12 Commerce Drive....................    1967       72,260         96.3              590              0.12          8.48
20 Commerce Drive....................    1990      176,600        100.0            4,164              0.85         23.58
65 Jackson Drive.....................    1984       82,778        100.0            1,638              0.33         19.79

New Providence
890 Mountain Road....................    1977       80,000        100.0            2,553              0.52         31.91

----------------------------------------------------------------------------------------------------------------------------
Total New Jersey Office                         11,650,809         97.8 (g)      234,242             47.57         20.55
----------------------------------------------------------------------------------------------------------------------------

DUTCHESS COUNTY, NEW YORK

Fishkill
300 South Lake Drive.................    1987      118,727         92.9            2,187              0.44         19.83

NASSAU COUNTY, NEW YORK

North Hempstead
600 Community Drive..................    1983      237,274        100.0            5,030              1.02         21.20
111 East Shore Road..................    1980       55,575        100.0            1,518              0.31         27.30

ROCKLAND COUNTY, NEW YORK

Suffern
400 Rella Boulevard..................    1988      180,000        100.0            3,592              0.73         19.96


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties
                                   (Continued)

                                                                                                     Percentage
                                                                                                  of Total 2001
                                                                  Percentage                            Office,          2001
                                                            Net       Leased             2001       Office/Flex       Average
                                                       Rentable        as of             Base   and Industrial/     Base Rent
Property                                       Year        Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                                      Built   (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-----------------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK

Elmsford
100 Clearbrook Road (c)....................    1975      60,000         91.7              946              0.19         17.19
101 Executive Boulevard....................    1971      50,000         86.2              795              0.16         18.45
555 Taxter Road (e)........................    1986     170,554        100.0            4,057              0.82         23.79
565 Taxter Road (e)........................    1988     170,554         86.6            3,453              0.70         24.19
570 Taxter Road............................    1972      75,000         96.5            1,504              0.31         20.78

Hawthorne
30 Saw Mill River Road.....................    1982     248,400        100.0            5,027              1.02         20.24
1 Skyline Drive............................    1980      20,400         99.0              339              0.07         16.79
2 Skyline Drive............................    1987      30,000         98.9              479              0.10         16.14
7 Skyline Drive............................    1987     109,000        100.0            2,211              0.45         20.28
17 Skyline Drive...........................    1989      85,000        100.0            1,263              0.26         14.86

Tarrytown
200 White Plains Road......................    1982      89,000         77.0            1,710              0.35         24.95
220 White Plains Road......................    1984      89,000         90.0            2,086              0.42         26.04

White Plains
1 Barker Avenue............................    1975      68,000         97.2            1,612              0.33         24.39
3 Barker Avenue............................    1983      65,300         93.3            1,271              0.26         20.86
50 Main Street.............................    1985     309,000        100.0            7,768              1.58         25.14
11 Martine Avenue..........................    1987     180,000         99.1            4,505              0.91         25.26
1 Water Street.............................    1979      45,700         99.8            1,062              0.22         23.29

Yonkers
1 Executive Boulevard......................    1982     112,000        100.0            2,413              0.49         21.54
3 Executive Plaza..........................    1987      58,000        100.0            1,416              0.29         24.41

-----------------------------------------------------------------------------------------------------------------------------
Total New York Office                                 2,626,484         96.6           56,244             11.43         22.16
-----------------------------------------------------------------------------------------------------------------------------

CHESTER COUNTY, PENNSYLVANIA

Berwyn
1000 Westlakes Drive.......................    1989      60,696         93.6            1,505              0.31         26.49
1055 Westlakes Drive.......................    1990     118,487         34.5            1,769              0.36         43.28
1205 Westlakes Drive.......................    1988     130,265         97.6            2,805              0.57         22.06
1235 Westlakes Drive.......................    1986     134,902        100.0            3,276              0.67         24.28

DELAWARE COUNTY, PENNSYLVANIA

Lester
100 Stevens Drive..........................    1986      95,000        100.0            2,263              0.46         23.82
200 Stevens Drive..........................    1987     208,000        100.0            4,581              0.93         22.02
300 Stevens Drive..........................    1992      68,000         99.2            1,518              0.31         22.50

Media
1400 Providence Road - Center I............    1986     100,000         88.8            1,778              0.36         20.02
1400 Providence Road - Center II...........    1990     160,000         81.8            2,868              0.58         21.91


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties
                                   (Continued)

                                                                                                     Percentage
                                                                                                  of Total 2001
                                                                   Percentage                           Office,          2001
                                                             Net       Leased            2001       Office/Flex       Average
                                                        Rentable        as of            Base   and Industrial/     Base Rent
Property                                        Year        Area      3/31/01            Rent         Warehouse   Per Sq. Ft.
Location                                       Built   (Sq. Ft.)      (%) (a)  ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-----------------------------------------------------------------------------------------------------------------------------
MONTGOMERY COUNTY, PENNSYLVANIA

Lower Providence
1000 Madison Avenue.........................    1990     100,700         86.4           1,815              0.37         20.86

Plymouth Meeting
1150 Plymouth Meeting Mall..................    1970     167,748         93.8           2,751              0.56         17.48
Five Sentry Parkway East....................    1984      91,600        100.0           1,500              0.30         16.38
Five Sentry Parkway West....................    1984      38,400        100.0             726              0.15         18.91

-----------------------------------------------------------------------------------------------------------------------------
Total Pennsylvania Office                              1,473,798         89.9          29,155              5.93         22.02
-----------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

Greenwich
500 West Putnam Avenue......................    1973     121,250         93.6           3,014              0.61         26.56

Norwalk
40 Richards Avenue..........................    1985     145,487         93.0           3,197              0.65         23.63

Shelton
1000 Bridgeport Avenue......................    1986     133,000        100.0           2,347              0.48         17.65

-----------------------------------------------------------------------------------------------------------------------------
Total Connecticut Office                                 399,737         95.5           8,558              1.74         22.42
-----------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C.

1201 Connecticut Avenue, NW.................    1940     169,549        100.0           5,359              1.09         31.61
1400 L Street, NW...........................    1987     159,000        100.0           6,092              1.24         38.31
1709 New York Avenue, NW....................    1972     166,000        100.0           7,160              1.45         43.13

-----------------------------------------------------------------------------------------------------------------------------
Total District of Columbia Office                        494,549        100.0          18,611              3.78         37.63
-----------------------------------------------------------------------------------------------------------------------------

PRINCE GEORGE'S COUNTY, MARYLAND

Lanham
4200 Parliament Place.......................    1989     122,000         97.5           2,425              0.49         20.40

-----------------------------------------------------------------------------------------------------------------------------
Total Maryland Office                                    122,000         97.5           2,425              0.49         20.40
-----------------------------------------------------------------------------------------------------------------------------

BEXAR COUNTY, TEXAS

San Antonio
200 Concord Plaza Drive.....................    1986     248,700         96.6           4,451              0.90         18.53
84 N.E. Loop 410............................    1971     187,312         89.9           2,592              0.53         15.39
1777 N.E. Loop 410..........................    1986     256,137         86.1           3,701              0.75         16.78
111 Soledad.................................    1918     248,153         92.3           2,618              0.53         11.43

COLLIN COUNTY, TEXAS

Plano
555 Republic Place..........................    1986      97,889         86.3           1,373              0.28         16.25


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties
                                   (Continued)

                                                                                           Percentage
                                                                                        of Total 2001
                                                        Percentage                            Office,          2001
                                                  Net       Leased             2001       Office/Flex       Average
                                             Rentable        as of             Base   and Industrial/     Base Rent
Property                             Year        Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                            Built   (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-------------------------------------------------------------------------------------------------------------------
DALLAS COUNTY, TEXAS

Dallas
3030 LBJ Freeway (c)................ 1984     367,018         96.4            6,669              1.35         18.85
3100 Monticello..................... 1984     173,837         94.6            2,804              0.57         17.05
8214 Westchester.................... 1983      95,509         75.8            1,234              0.25         17.05

Irving
2300 Valley View.................... 1985     142,634         97.4            2,134              0.43         15.36

Richardson
1122 Alma Road...................... 1977      82,576        100.0              607              0.12          7.35

HARRIS COUNTY, TEXAS

Houston
14511 Falling Creek................. 1982      70,999        100.0              721              0.15         10.16
5225 Katy Freeway................... 1983     112,213         96.1            1,548              0.31         14.36
5300 Memorial....................... 1982     155,099         99.2            2,398              0.49         15.59
1717 St. James Place................ 1975     109,574         95.4            1,392              0.28         13.32
1770 St. James Place................ 1973     103,689         87.8            1,309              0.27         14.38
10497 Town & Country Way............ 1981     148,434         77.2            1,727              0.35         15.07

TARRANT COUNTY, TEXAS

Euless
150 West Parkway.................... 1984      74,429         91.0            1,062              0.22         15.68

-------------------------------------------------------------------------------------------------------------------
Total Texas Office                          2,674,202         92.2           38,340              7.78         15.55
-------------------------------------------------------------------------------------------------------------------

MARICOPA COUNTY, ARIZONA

Glendale
5551 West Talavi Boulevard.......... 1991     181,596        100.0            1,729              0.35          9.52

Phoenix
19640 North 31st Street............. 1990     124,171        100.0            1,552              0.32         12.50

Scottsdale
9060 E. Via Linda Boulevard......... 1984     111,200        100.0            2,412              0.49         21.69

-------------------------------------------------------------------------------------------------------------------
Total Arizona Office                          416,967        100.0            5,693              1.16         13.65
-------------------------------------------------------------------------------------------------------------------

ARAPAHOE COUNTY, COLORADO

Aurora
750 South Richfield Street.......... 1997     108,240        100.0            2,911              0.59         26.89


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties
                                   (Continued)

                                                                                                       Percentage
                                                                                                    of Total 2001
                                                                    Percentage                            Office,          2001
                                                              Net       Leased             2001       Office/Flex       Average
                                                         Rentable        As of             Base   and Industrial/     Base Rent
Property                                    Year             Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                                   Built        (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-------------------------------------------------------------------------------------------------------------------------------
Denver
400 South Colorado Boulevard............... 1983          125,415         97.8            2,222              0.45         18.12

Englewood
9359 East Nichols Avenue................... 1997           72,610        100.0              903              0.18         12.44
5350 South Roslyn Street................... 1982           63,754         97.7            1,075              0.22         17.26

BOULDER COUNTY, COLORADO

Broomfield
105 South Technology Court................. 1997           37,574        100.0              542              0.11         14.42
303 South Technology Court-A............... 1997           34,454        100.0              397              0.08         11.52
303 South Technology Court-B............... 1997           40,416        100.0              465              0.09         11.51

Louisville
248 Centennial Parkway..................... 1996           39,266        100.0              501              0.10         12.76
1172 Century Drive......................... 1996           49,566        100.0              633              0.13         12.77
285 Century Place.......................... 1997           69,145        100.0            1,087              0.22         15.72

DENVER COUNTY, COLORADO

Denver
3600 South Yosemite........................ 1974          133,743        100.0            1,286              0.26          9.62

DOUGLAS COUNTY, COLORADO

Englewood
8181 East Tufts Avenue (e)................. 2001          185,254         66.9            2,979              0.60         24.04
400 Inverness Drive........................ 1997          111,608         99.9            2,792              0.57         25.04
67 Inverness Drive East.................... 1996           54,280        100.0              684              0.14         12.60
384 Inverness Drive South.................. 1985           51,523         97.6              838              0.17         16.66
5975 South Quebec Street................... 1996          102,877         99.8            2,405              0.48         23.42

Parker
9777 Mount Pyramid Court................... 1995          120,281        100.0            1,323              0.27         11.00

EL PASO COUNTY, COLORADO

Colorado Springs
8415 Explorer.............................. 1998           47,368        100.0              622              0.12         13.13
1975 Research Parkway...................... 1997          115,250        100.0            1,796              0.36         15.58
2375 Telstar Drive......................... 1998           47,369        100.0              621              0.12         13.11

JEFFERSON COUNTY, COLORADO

Lakewood
141 Union Boulevard........................ 1985           63,600        100.0            1,109              0.23         17.44

-------------------------------------------------------------------------------------------------------------------------------
Total Colorado Office                                   1,673,593         99.6(g)        27,191              5.49         16.31
-------------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO COUNTY, CALIFORNIA

San Francisco
795 Folsom Street.......................... 1977          183,445        100.0            6,388              1.30         34.82
760 Market Street.......................... 1908          267,446         95.8            8,342              1.69         32.56

-------------------------------------------------------------------------------------------------------------------------------
Total California Office                                   450,891         97.5           14,730              2.99         33.50
-------------------------------------------------------------------------------------------------------------------------------


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                                Office Properties
                                   (Continued)

                                                                                                  Percentage
                                                                                               of Total 2001
                                                                Percentage                           Office,          2001
                                                          Net       Leased            2001       Office/Flex       Average
                                                     Rentable        As of            Base   and Industrial/     Base Rent
Property                                    Year         Area      3/31/01             Rent        Warehouse   Per Sq. Ft.
Location                                   Built    (Sq. Ft.)      (%) (a)   ($000) (b) (c)    Base Rent (%)   ($) (c) (d)
--------------------------------------------------------------------------------------------------------------------------
HILLSBOROUGH COUNTY, FLORIDA

Tampa
501 Kennedy Boulevard...................    1982      297,429         90.8            3,740             0.76         13.85

--------------------------------------------------------------------------------------------------------------------------
Total Florida Office                                  297,429         90.8            3,740             0.76         13.85
--------------------------------------------------------------------------------------------------------------------------

POLK COUNTY, IOWA

West Des Moines
2600 Westown Parkway....................    1988       72,265        100.0            1,090             0.22         15.08

--------------------------------------------------------------------------------------------------------------------------
Total Iowa Office                                      72,265        100.0            1,090             0.22         15.08
--------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE PROPERTIES                            22,352,724         95.8(g)       440,019            89.34         20.54
==========================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                             Office/Flex Properties

                                                                                                 Percentage
                                                                                              of Total 2001
                                                              Percentage                            Office,          2001
                                                        Net       Leased             2001       Office/Flex       Average
                                                   Rentable        as of             Base   and Industrial/     Base Rent
Property                                    Year       Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                                   Built  (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-------------------------------------------------------------------------------------------------------------------------
BURLINGTON COUNTY, NEW JERSEY

Burlington
3 Terri Lane............................    1991     64,500         68.8              341              0.07          7.68
5 Terri Lane............................    1992     74,555         88.6              427              0.09          6.46

Moorestown
2 Commerce Drive........................    1986     49,000        100.0              363              0.07          7.41
101 Commerce Drive......................    1988     64,700        100.0              336              0.07          5.19
102 Commerce Drive......................    1987     38,400         87.5              185              0.04          5.51
201 Commerce Drive......................    1986     38,400        100.0              196              0.04          5.10
202 Commerce Drive......................    1988     51,200        100.0              268              0.05          5.23
1 Executive Drive.......................    1989     20,570        100.0              195              0.04         10.39
2 Executive Drive ......................    1988     60,800        100.0              431              0.09          8.69
101 Executive Drive.....................    1990     29,355         80.0              166              0.03          7.07
102 Executive Drive.....................    1990     64,000         90.0              333              0.07          5.78
225 Executive Drive.....................    1990     50,600         86.2              322              0.07          7.38
97 Foster Road..........................    1982     43,200        100.0              187              0.04          4.33
1507 Lancer Drive.......................    1995     32,700        100.0              139              0.03          4.25
1510 Lancer Drive.......................    1998     88,000        100.0              370              0.08          4.20
1256 North Church Street................    1984     63,495         49.9              189              0.04          5.97
840 North Lenola Road...................    1995     38,300         82.6              258              0.05          8.16
844 North Lenola Road...................    1995     28,670        100.0              214              0.04          7.46
915 North Lenola Road (e)...............    1998     52,488        100.0              281              0.06          5.36
30 Twosome Drive........................    1997     39,675        100.0              224              0.05          5.65
31 Twosome Drive (e)....................    1998     84,200        100.0              444              0.09          5.28
40 Twosome Drive........................    1996     40,265         93.4              190              0.04          5.05
41 Twosome Drive (e)....................    1998     43,050        100.0              317              0.06          7.37
50 Twosome Drive........................    1997     34,075        100.0              259              0.05          7.60

West Deptford
1451 Metropolitan Drive.................    1996     21,600        100.0              148              0.03          6.85

MERCER COUNTY, NEW JERSEY

Hamilton Township
100 Horizon Drive.......................    1989     13,275        100.0               94              0.03          7.08
200 Horizon Drive.......................    1991     45,770        100.0              474              0.10         10.36
300 Horizon Drive.......................    1989     69,780        100.0              746              0.15         10.69
500 Horizon Drive.......................    1990     41,205         57.8              267              0.05         11.21


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                             Office/Flex Properties
                                   (Continued)

                                                                                               Percentage
                                                                                            of Total 2001
                                                            Percentage                            Office,          2001
                                                      Net       Leased             2001       Office/Flex       Average
                                                 Rentable        as of             Base   and Industrial/     Base Rent
Property                                  Year       Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                                 Built  (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-----------------------------------------------------------------------------------------------------------------------
MONMOUTH COUNTY, NEW JERSEY

Wall Township
1325 Campus Parkway....................   1988     35,000        100.0              460              0.09         13.14
1340 Campus Parkway....................   1992     72,502        100.0              830              0.17         11.45
1345 Campus Parkway....................   1995     76,300        100.0              712              0.14          9.33
1433 Highway 34........................   1985     69,020         91.0              624              0.13          9.92
1320 Wyckoff Avenue....................   1986     20,336        100.0              176              0.04          8.65
1324 Wyckoff Avenue....................   1987     21,168        100.0              202              0.04          9.54

PASSAIC COUNTY, NEW JERSEY

Totowa
1 Center Court.........................   1999     38,961        100.0              143              0.03          3.67
2 Center Court.........................   1998     30,600         99.3              348              0.07         11.45
11 Commerce Way........................   1989     47,025        100.0              519              0.11         11.04
20 Commerce Way........................   1992     42,540        100.0              442              0.09         10.39
29 Commerce Way........................   1990     48,930         56.5              457              0.09         16.53
40 Commerce Way........................   1987     50,576         85.7              516              0.10         11.90
45 Commerce Way........................   1992     51,207        100.0              498              0.10          9.73
60 Commerce Way........................   1988     50,333        100.0              483              0.10          9.60
80 Commerce Way........................   1996     22,500        100.0              284              0.06         12.62
100 Commerce Way.......................   1996     24,600        100.0              311              0.06         12.64
120 Commerce Way.......................   1994      9,024        100.0               87              0.02          9.64
140 Commerce Way.......................   1994     26,881         99.5              259              0.05          9.68

-----------------------------------------------------------------------------------------------------------------------
Total New Jersey Office/Flex                    2,123,331         92.5           15,715              3.21          8.00
-----------------------------------------------------------------------------------------------------------------------

WESTCHESTER COUNTY, NEW YORK

Elmsford
11 Clearbrook Road.....................   1974     31,800        100.0              333              0.07         10.47
75 Clearbrook Road.....................   1990     32,720        100.0              815              0.17         24.91
150 Clearbrook Road....................   1975     74,900        100.0            1,026              0.21         13.70
175 Clearbrook Road....................   1973     98,900         98.5            1,458              0.30         14.97
200 Clearbrook Road....................   1974     94,000         99.8            1,208              0.25         12.88
250 Clearbrook Road....................   1973    155,000         94.5            1,328              0.27          9.07
50 Executive Boulevard.................   1969     45,200         75.8              361              0.07         10.54
77 Executive Boulevard.................   1977     13,000         55.4              130              0.03         18.05
85 Executive Boulevard.................   1968     31,000         99.4              415              0.08         13.47
300 Executive Boulevard................   1970     60,000         99.7              607              0.12         10.15
350 Executive Boulevard................   1970     15,400         98.8              283              0.06         18.60
399 Executive Boulevard................   1962     80,000        100.0              968              0.20         12.10
400 Executive Boulevard................   1970     42,200        100.0              651              0.13         15.43
500 Executive Boulevard................   1970     41,600        100.0              621              0.13         14.93
525 Executive Boulevard................   1972     61,700        100.0              912              0.19         14.78
1 Westchester Plaza....................   1967     25,000        100.0              304              0.06         12.16


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                             Office/Flex Properties
                                   (Continued)

                                                                                                 Percentage
                                                                                              of Total 2001
                                                              Percentage                            Office,          2001
                                                        Net       Leased             2001       Office/Flex       Average
                                                   Rentable        as of             Base   and Industrial/     Base Rent
Property                                   Year        Area      3/31/01             Rent         Warehouse   Per Sq. Ft.
Location                                  Built   (Sq. Ft.)      (%) (a)   ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
-------------------------------------------------------------------------------------------------------------------------
2 Westchester Plaza.....................   1968      25,000        100.0              447              0.09         17.88
3 Westchester Plaza.....................   1969      93,500        100.0            1,238              0.25         13.24
4 Westchester Plaza.....................   1969      44,700         99.8              629              0.13         14.10
5 Westchester Plaza.....................   1969      20,000        100.0              304              0.06         15.20
6 Westchester Plaza.....................   1968      20,000        100.0              301              0.06         15.05
7 Westchester Plaza.....................   1972      46,200        100.0              649              0.13         14.05
8 Westchester Plaza.....................   1971      67,200         97.2              896              0.18         13.72

Hawthorne
200 Saw Mill River Road.................   1965      51,100        100.0              633              0.13         12.39
4 Skyline Drive.........................   1987      80,600        100.0            1,276              0.26         15.83
8 Skyline Drive.........................   1985      50,000         98.9              897              0.18         18.14
10 Skyline Drive........................   1985      20,000        100.0              284              0.06         14.20
11 Skyline Drive........................   1989      45,000        100.0              690              0.15         15.33
12 Skyline Drive........................   1999      46,850        100.0              806              0.16         17.20
15 Skyline Drive........................   1989      55,000         98.2            1,009              0.20         18.35

Yonkers
100 Corporate Boulevard.................   1987      78,000         99.2            1,399              0.28         18.26
200 Corporate Boulevard South...........   1990      84,000         99.8            1,380              0.28         16.46
4 Executive Plaza.......................   1986      80,000         98.7            1,051              0.21         13.31
6 Executive Plaza.......................   1987      80,000        100.0            1,153              0.23         14.41
1 Odell Plaza...........................   1980     106,000         90.9            1,220              0.25         12.66
5 Odell Plaza...........................   1983      38,400         99.6              548              0.11         14.33
7 Odell Plaza...........................   1984      42,600         99.6              650              0.13         15.32

-------------------------------------------------------------------------------------------------------------------------
Total New York Office/Flex                        2,076,570         97.9           28,880              5.87         14.20
-------------------------------------------------------------------------------------------------------------------------

FAIRFIELD COUNTY, CONNECTICUT

Stamford
419 West Avenue.........................   1986      88,000         94.0            1,469              0.30         17.76
500 West Avenue.........................   1988      25,000        100.0              449              0.09         17.96
550 West Avenue.........................   1990      54,000        100.0              785              0.16         14.54
600 West Avenue.........................   1999      66,000        100.0              826              0.17         12.52
650 West Avenue.........................   1998      40,000        100.0              555              0.11         13.88

-------------------------------------------------------------------------------------------------------------------------
Total Connecticut Office/Flex                       273,000         98.1            4,084              0.83         15.25
-------------------------------------------------------------------------------------------------------------------------

TOTAL OFFICE/FLEX PROPERTIES                      4,472,901         95.4           48,679              9.91         11.41
=========================================================================================================================


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                                Property Listing

                         Industrial Warehouse Properties

                                                                                                           Percentage
                                                                                                        of Total 2001
                                                                    Percentage                                Office,          2001
                                                              Net       Leased                 2001       Office/Flex       Average
                                                         Rentable        as of                 Base   and Industrial/     Base Rent
Property                                        Year         Area      3/31/01                 Rent         Warehouse   Per Sq. Ft.
Location                                       Built    (Sq. Ft.)      (%) (a)       ($000) (b) (c)     Base Rent (%)   ($) (c) (d)
------------------------------------------------------------------------------------------------------------------------------------
WESTCHESTER COUNTY, NEW YORK

Elmsford
1 Warehouse Lane............................    1957        6,600        100.0                   59              0.01          8.94
2 Warehouse Lane............................    1957       10,900         96.3                  136              0.03         12.96
3 Warehouse Lane............................    1957       77,200        100.0                  290              0.06          3.76
4 Warehouse Lane............................    1957      195,500         97.4                1,935              0.39         10.16
5 Warehouse Lane............................    1957       75,100         97.1                  779              0.16         10.68
6 Warehouse Lane............................    1982       22,100        100.0                  513              0.10         23.21

------------------------------------------------------------------------------------------------------------------------------------
Total Industrial/Warehouse Properties                     387,400         98.0                3,712              0.75          9.78
------------------------------------------------------------------------------------------------------------------------------------


TOTAL OFFICE, OFFICE/FLEX,
  AND INDUSTRIAL/WAREHOUSE
  PROPERTIES                                           27,213,025         96.4 (g)          492,410             100.0         18.78
====================================================================================================================================

(a)   Based on all leases in effect as of March 31, 2001.
(b) Total base rent for 12 months ended March 31, 2001, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.
(c)   Excludes space leased by the Company.
(d) Base rent for the 12 months ended March 31, 2001 divided by net rentable square feet leased at March 31, 2001. For those properties acquired or placed in service during the 12 months ended March 31, 2001, amounts are annualized.
(e) As this property was acquired or placed in service by the Company during the 12 months ended March 31, 2001, the amounts represented for base rent are annualized. These annualized amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entire 12 months ended March 31, 2001.
(f)   Calculation based on square feet in service as of March 31, 2001.
(g) Weighted average percent leased excludes in-service development properties in lease-up.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                               Significant Tenants

The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of March 31, 2001, based upon annualized base rents:

                                                                      Percentage of
                                                    Annualized              Company      Square       Percentage          Year of
                                   Number of       Base Rental      Annualized Base        Feet     Total Company           Lease
                                  Properties   Revenue ($) (a)   Rental Revenue (%)      Leased   Leased Sq. Ft. (%)   Expiration
---------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services                     2         8,527,197                  1.8     395,955                1.5       2007 (b)
Donaldson, Lufkin &
  Jenrette Securities Corp.                1         8,316,096                  1.7     271,953                1.1       2011
Keystone Mercy Health Plan                 3         7,429,219                  1.5     325,843                1.3       2015 (c)
AT&T Corporation                           2         7,268,746                  1.5     450,278                1.8       2009 (d)
Prentice-Hall Inc.                         1         6,744,495                  1.4     474,801                1.9       2014
IBM Corporation                            3         6,390,275                  1.3     361,688                1.4       2007 (e)
Toys 'R' Us - NJ, Inc.                     1         5,342,672                  1.1     242,518                0.9       2012
Waterhouse Securities, Inc.                1         5,253,555                  1.1     184,222                0.7       2015
Nabisco Inc.                               3         5,183,132                  1.1     310,243                1.2       2005 (f)
American Institute of Certified
  Public Accountants                       1         4,981,357                  1.0     249,768                1.0       2012
Board of Gov./Federal Reserve              1         4,727,680                  1.0     117,008                0.4       2009 (g)
Allstate Insurance Company                 9         4,710,187                  1.0     224,321                0.9       2009 (h)
Winston & Strawn                           1         4,390,930                  0.9     108,100                0.4       2003
Dean Witter Trust Company                  1         4,319,507                  0.9     221,019                0.9       2008
CMP Media Inc.                             1         4,206,598                  0.9     206,274                0.8       2014
KPMG Peat Marwick, LLP                     2         3,824,080                  0.8     161,760                0.6       2007 (i)
Move.com Operations, Inc.                  1         3,796,680                  0.8      94,917                0.4       2006
Regus Business Centre Corp.                3         3,680,880                  0.8     107,805                0.4       2011 (j)
Bank of Tokyo - Mitsubishi Ltd.            1         3,378,924                  0.7     137,076                0.5       2009
Bankers Trust Harborside Inc.              1         3,272,500                  0.7     385,000                1.5       2003
---------------------------------------------------------------------------------------------------------------------------------
Totals                                             105,744,710                 22.0   5,030,549               19.6
=================================================================================================================================

(a) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(b) 12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.
(c)   22,694 square feet expire January 2003; 303,149 square feet expire April
      2015.
(d)   63,278 square feet expire May 2004; 387,000 square feet expire January
      2009.
(e) 28,289 square feet expire January 2002; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.
(f) 9,865 square feet expire September 2001; 300,378 square feet expire December 2005.
(g)   94,719 square feet expire May 2005; 22,289 square feet expire July 2009.
(h) 18,882 square feet expire April 2003; 4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 31,143 square feet expire April 2008; 11,500 square feet expire April 2009.
(i) 104,556 square feet expire September 2002; 57,204 square feet expire July 2007.
(j) 28,000 square feet expire January 2011; 38,930 square feet expire April 2011; 40,875 square feet expire September 2011.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                          Schedule of Lease Expirations

                           All Consolidated Properties

The following table sets forth a schedule of the lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning April 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                         Average Annual
                                                        Percentage Of                      Rent Per Net
                                    Net Rentable         Total Leased       Annualized         Rentable   Percentage Of
                                    Area Subject          Square Feet      Base Rental      Square Foot     Annual Base
                        Number Of    To Expiring       Represented By    Revenue Under      Represented      Rent Under
Year Of                    Leases         Leases             Expiring         Expiring      By Expiring        Expiring
Expiration            Expiring (a)     (Sq. Ft.)       Leases (%) (b)   Leases ($) (c)       Leases ($)      Leases (%)
-----------------------------------------------------------------------------------------------------------------------
2001                          399      2,078,385                8.1        36,020,501             17.33            7.4

2002                          526      3,153,436               12.3        56,083,565             17.78           11.5

2003                          515      3,884,129               15.2        68,968,069             17.76           14.2

2004                          373      2,416,506                9.4        45,623,716             18.88            9.4

2005                          345      3,123,930               12.2        61,676,816             19.74           12.7

2006                          214      2,236,124                8.7        44,187,936             19.76            9.1

2007                           79      1,637,558                6.4        32,793,874             20.03            6.7

2008                           60      1,266,557                4.9        21,587,914             17.04            4.4

2009                           41      1,118,396                4.4        21,773,368             19.47            4.5

2010                           76      1,116,607                4.4        21,742,346             19.47            4.5

2011                           33      1,057,118                4.1        26,120,252             24.71            5.4

2012 and thereafter            45      2,544,346                9.9        49,702,978             19.53           10.2
-----------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                   2,706     25,633,092 (d)          100.0       486,281,335             18.97          100.0
=======================================================================================================================

(a) Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of March 31, 2001.
(c) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.
(d) Reconciliation to Company's total net rentable square footage is as follows:

                                                                     Square Feet
                                                                     -----------
Square footage leased to commercial tenants                           25,633,092
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
 service tenants and occupancy adjustments                               450,823
Square footage unleased                                                1,146,410
                                                                      ----------
Total net rentable square footage (does not include
 residential, land lease, retail or not-in-service properties)        27,230,325
                                                                      ==========


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                          Schedule of Lease Expirations

                                Office Properties

The following table sets forth a schedule of the lease expirations for the office properties beginning April 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                        Average Annual
                                                        Percentage Of                     Rent Per Net
                                     Net Rentable        Total Leased      Annualized         Rentable   Percentage Of
                                     Area Subject         Square Feet     Base Rental      Square Foot     Annual Base
                         Number Of    To Expiring      Represented By   Revenue Under      Represented      Rent Under
Year Of                     Leases         Leases            Expiring        Expiring      By Expiring        Expiring
Expiration            Expiring (a)        (Sq. Ft.)    Leases (%) (b)   Leases ($)(c)       Leases ($)      Leases (%)
----------------------------------------------------------------------------------------------------------------------
2001                          334          1,629,111            7.8      31,208,173              19.16             7.2

2002                          418          2,294,504           10.9      47,093,171              20.52            10.9

2003                          425          3,170,009           15.1      62,009,791              19.56            14.3

2004                          305          1,790,675            8.5      38,477,746              21.49             8.9

2005                          285          2,594,893           12.4      55,390,894              21.35            12.8

2006                          180          1,820,994            8.7      38,219,459              20.99             8.8

2007                           71          1,502,127            7.2      30,819,140              20.52             7.1

2008                           52          1,019,410            4.9      19,655,970              19.28             4.5

2009                           28            974,873            4.6      19,773,792              20.28             4.6

2010                           53            834,776            4.0      17,571,848              21.05             4.1

2011                           29            988,177            4.7      25,218,846              25.52             5.8

2012 and thereafter            40          2,358,658           11.2      47,472,429              20.13            11.0
----------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                   2,220         20,978,207          100.0     432,911,259              20.64           100.0
======================================================================================================================

(a) Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of March 31, 2001.
(c) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                          Schedule of Lease Expirations

                             Office/Flex Properties

The following table sets forth a schedule of the lease expirations for the office/flex properties beginning April 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                      Average Annual
                                                     Percentage Of                      Rent Per Net
                                     Net Rentable     Total Leased       Annualized         Rentable   Percentage Of
                                     Area Subject      Square Feet      Base Rental      Square Foot     Annual Base
                         Number Of    To Expiring   Represented By    Revenue Under      Represented      Rent Under
Year Of                     Leases         Leases         Expiring         Expiring      By Expiring        Expiring
Expiration            Expiring (a)      (Sq. Ft.)   Leases (%) (b)   Leases ($) (c)       Leases ($)      Leases (%)
--------------------------------------------------------------------------------------------------------------------
2001                           61         441,942            10.4         4,746,280           10.74              9.6

2002                          105         809,492            19.0         8,453,642           10.44             17.2

2003                           86         616,146            14.5         6,455,535           10.48             13.1

2004                           57         416,411             9.8         4,650,470           11.17              9.5

2005                           57         515,883            12.1         6,104,046           11.83             12.4

2006                           34         415,130             9.7         5,968,477           14.38             12.1

2007                            8         135,431             3.2         1,974,734           14.58              4.0

2008                            8         247,147             5.8         1,931,944            7.82              3.9

2009                           12         131,723             3.1         1,893,376           14.37              3.9

2010                           23         281,831             6.6         4,170,498           14.80              8.5

2011                            4          68,941             1.6           901,406           13.08              1.8

2012 and thereafter             4         177,688             4.2         1,965,549           11.06              4.0
--------------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                     459       4,257,765           100.0        49,215,957           11.56            100.0
====================================================================================================================

(a) Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of March 31, 2001.
(c) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001

                          Schedule of Lease Expirations

                         Industrial/Warehouse Properties

The following table sets forth a schedule of the lease expirations for the industrial/warehouse properties beginning April 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                  Average Annual
                                                  Percentage Of                     Rent Per Net
                                 Net Rentable      Total Leased      Annualized         Rentable   Percentage Of
                                 Area Subject       Square Feet     Base Rental      Square Foot     Annual Base
                     Number Of    To Expiring    Represented By   Revenue Under      Represented      Rent Under
Year Of                 Leases         Leases          Expiring        Expiring      By Expiring        Expiring
Expiration        Expiring (a)       (Sq. Ft.)    Leases (%)(b)   Leases ($)(c)       Leases ($)      Leases (%)
----------------------------------------------------------------------------------------------------------------
2001                        4           7,332             1.9           66,048              9.01             1.8

2002                        3          49,440            13.0          536,752             10.86            14.5

2003                        4          97,974            25.8          502,743              5.13            13.6

2004                       10         200,120            52.7        2,300,500             11.50            62.3

2005                        3          13,154             3.5          181,876             13.83             4.9

2009                        1          11,800             3.1          106,200              9.00             2.9
----------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                  25         379,820           100.0        3,694,119              9.73           100.0
================================================================================================================

(a) Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)   Excludes all unleased space as of March 31, 2001.
(c) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

                          Schedule of Lease Expirations

                          Stand-Alone Retail Properties

The following table sets forth a schedule of the lease expirations for the stand-alone retail properties beginning April 1, 2001, assuming that none of the tenants exercise renewal options:

                                                                                   Average Annual
                                                   Percentage Of                     Rent Per Net
                                 Net Rentable       Total Leased      Annualized         Rentable   Percentage Of
                                 Area Subject        Square Feet     Base Rental      Square Foot     Annual Base
                     Number Of    To Expiring     Represented By   Revenue Under      Represented      Rent Under
Year Of                 Leases         Leases           Expiring        Expiring      By Expiring        Expiring
Expiration        Expiring (a)        (Sq. Ft.)       Leases (%)   Leases ($)(b)       Leases ($)      Leases (%)
-----------------------------------------------------------------------------------------------------------------
2004                        1           9,300               53.8        195,000             20.97            42.4

2012                        1           8,000               46.2        265,000             33.12            57.6
-----------------------------------------------------------------------------------------------------------------
Totals/Weighted
  Average                   2          17,300              100.0        460,000             26.59           100.0
=================================================================================================================

(a)   Includes stand-alone retail property tenants only.
(b) Annualized base rental revenue is based on actual March 2001 billings times 12. For leases whose rent commences after April 1, 2001, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.


================================================================================

                          Mack-Cali Realty Corporation
 Supplemental Operating and Financial Data for the Quarter Ended March 31, 2001